Exhibit 99.2

BRIXMOR®
Property Group

TARGET

VONS
FOOD DRUG

T.J.maxx

Kroger Food & Drug

Supplemental Disclosure

QUARTER ENDED MARCH 31, 2015

420 Lexington Avenue
New York, NY 10170
(800) 468 – 7526
www.brixmor.com

BRX
LISTED
NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2015

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Reconciliation of Net Income to EBITDA	8
Reconciliation of Net Income to FFO	9
Supplemental Balance Sheet Detail	10
NOI Detail, Supplemental Statement of Operations Detail, Operating Ratios & Additional Disclosures	11
Same Property NOI Analysis & Reconciliation of Net Income Attributable to Common Stockholders	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Overview	15
Summary of Outstanding Debt	16
Unsecured OP Notes Covenant Disclosure	18
Unsecured Credit Facility Covenant Disclosure	19
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations	20
Transaction Summary
Acquisitions	22
Dispositions	23
Portfolio Summary
Portfolio Overview	25
Top Forty Retailers Ranked by ABR	26
New & Renewal Lease Summary	27
New Lease Net Effective Rent	28
Anchor Space Repositioning Summary	29
Lease Expiration Schedule	30
Redevelopment & Outparcel Development Summary	31
Properties by Largest US MSAs	32
Largest MSAs by ABR	34
Properties by State	37
Property List	38
Guidance
Guidance & Additional Disclosures	49

This presentation includes financial information for the Company’s actual results and pro forma results reflecting the impact associated with the distribution of the Excluded Properties in connection with the IPO completed on November 4, 2013.

Note: Financial information is unaudited.
For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 3

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with GAAP for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding ground leases.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center (as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center.
Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) acquisition related costs,
(ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, (vi) other items that are not indicative of the Company's operating performance and (vii) after adjustments attributable to non-controlling interests not convertible into common stock.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and other interested parties in the evaluation of REITs, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Excluded Properties	Includes 47 properties either distributed to certain investment funds affiliated with the Blackstone Group L.P. in connection with the IPO completed on
November 4, 2013 or sold.

Financial Liabilities	Represents certain fixed obligations including capital leases.

Funds From Operations (“FFO")	Is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real
Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.
The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Ground Lease	A long-term lease of land in which the tenant erects improvements at its own expense. At the end of the lease term, the improvements become the property of the landowner.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 1

for business and/or not yet commenced the payment of rent.

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant incentive / allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of March 31, 2015, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 98.09% of the OP. The remaining 1.91%
is held by certain investment funds affiliated with the Blackstone Group L.P. and management of the Company.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

Pro Forma	Reflects the impact associated with the distribution of 36 of the Excluded Properties during the first quarter of 2014. The pro forma adjustments assume that the distribution of the properties was completed as of January 1, 2014.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location. Data includes all leases in effect, including those that are fully executed, but not yet open.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses
(property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI includes an unconsolidated joint venture at pro rata share. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above- and below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the
Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no anchor space repositioning / redevelopment has occurred.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Actual Results	Pro Forma	Actual Results
	Three Months	Three Months	Three Months
Summary Financial Results	Ended 3/31/15	Ended 3/31/14	Ended 3/31/14
Total revenues (page 6)	$315,293	$307,575	$307,575
Net income attributable to common stockholders (page 6)	30,423	15,400	15,401
Net income attributable to common stockholders - per diluted share (page 6)	0.10	0.07	0.07
Adjusted EBITDA (page 8)	213,818	204,848	204,848
FFO (page 9)	139,155	133,000	138,234
FFO attributable to stockholders and non-controlling interests convertible into	139,155	132,678	132,678
common stock (page 9)
FFO per share/OP Unit - diluted (page 9)	0.46	0.44	0.44
Items that impact FFO comparability, net per share (page 9)	(0.03)	(0.01)	0.01
Dividends declared per share/OP Unit (page 9)	0.225	0.200	0.200
Share/OP Unit dividend payout ratio (as % of FFO) (page 9)	49.2%	45.9%	45.9%
NOI (page 11)	232,963	224,981	224,981

	Three Months Ended
Summary Operating and Financial Ratios	3/31/15	12/31/14	9/30/14	6/30/14	3/31/2014
NOI margin (page 11)	74.0%	73.5%	75.2%	74.4%	73.2%
Same property NOI (page 12) (1)	3.4%	3.9%	3.9%	3.8%	3.8%
Fixed charge coverage (page 14)	3.1x	3.0x	2.9x	2.8x	2.7x
Net principal debt to adjusted EBITDA (GAAP) (page 14)	6.9x	6.9x	6.9x	7.0x	7.2x
Net principal debt to adjusted EBITDA (cash) (page 14)	7.5x	7.5x	7.5x	7.6x	7.8x

Outstanding Classes of Stock and Partnership Units	At 3/31/15	At 12/31/14	At 9/30/14	At 6/30/14	At 3/31/14
Common shares outstanding (page 14)	298,484	296,552	245,086	245,086	229,680
Exchangeable BPG Sub shares held by non-controlling interests (page 14)	—	—	50,182	50,182	58,663
Exchangeable OP Units held by non-controlling interests (page 14)	5,821	7,695	8,953	8,953	15,878
Total	304,305	304,247	304,221	304,221	304,221

Summary Portfolio Statistics	At 3/31/15	At 12/31/14	At 9/30/14	At 6/30/14	At 3/31/14
Number of properties (page 25)	520	521	522	522	522
Percent leased (page 25)	92.4%	92.8%	92.7%	92.5%	92.3%
Percent billed (page 25)	90.3%	91.3%	90.8%	90.5%	90.5%
ABR / SF (page 25)	$12.19	$12.14	$12.10	$12.04	$12.01
Total rent spread (page 27)	13.7%	13.9%	13.9%	11.3%	11.3%
New lease rent spread (page 27)	39.4%	41.6%	32.5%	27.3%	21.0%
Renewal lease rent spread (page 27)	8.6%	7.8%	9.6%	8.2%	9.5%

(1) Excludes Excluded Properties. Includes joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2015

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	3/31/15	12/31/14
Assets
Real estate
Land	$1,998,924	$2,000,415
Buildings and improvements	8,804,004	8,801,834
	10,802,928	10,802,249
Accumulated depreciation and amortization	(1,628,329)	(1,549,234)
Real estate, net	9,174,599	9,253,015
Investments in and advances to unconsolidated joint ventures	5,056	5,072
Cash and cash equivalents	68,184	60,595
Restricted cash	61,687	53,164
Marketable securities	20,028	20,315
Receivables, net	178,801	182,424
Deferred charges and prepaid expenses, net	117,972	114,758
Other assets	12,852	13,059
Total assets	$9,639,179	$9,702,402

Liabilities
Debt obligations, net	$6,059,258	$6,042,997
Accounts payable, accrued expenses and other liabilities	627,203	679,102
Total liabilities	6,686,461	6,722,099

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
298,483,602 and 296,552,142 shares outstanding	2,985	2,966
Additional paid in capital	3,255,023	3,223,941
Accumulated other comprehensive loss	(6,838)	(4,435)
Distributions and accumulated losses	(355,872)	(318,762)
Total stockholders' equity	2,895,298	2,903,710
Non-controlling interests	57,420	76,593
Total equity	2,952,718	2,980,303
Total liabilities and equity	$9,639,179	$9,702,402

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Actual Results	Pro Forma	Actual Results
	Three Months	Three Months	Three Months
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/14

Revenues
Rental income	$243,570	$237,168	$237,168
Expense reimbursements	69,754	68,594	68,594
Other revenues	1,969	1,813	1,813
Total revenues	315,293	307,575	307,575

Operating expenses
Operating costs	35,160	34,875	34,875
Real estate taxes	44,189	44,434	44,434
Depreciation and amortization	108,544	113,220	113,220
Provision for doubtful accounts	2,495	2,888	2,888
Impairment of real estate assets	807	—	—
General and administrative	30,715	19,658	19,658
Total operating expenses	221,910	215,075	215,075

Other income (expense)
Dividends and interest	94	108	108
Interest expense	(62,564)	(67,966)	(67,966)
Gain on sale of real estate assets	—	378	378
Gain (loss) on extinguishment of debt, net	292	(2,276)	(2,276)
Other	(184)	(2,156)	(2,156)
Total other expense	(62,362)	(71,912)	(71,912)

Income before equity in income of unconsolidated joint ventures	31,021	20,588	20,588
Equity in income of unconsolidated joint ventures	115	78	65
Gain on disposition of investments in unconsolidated joint ventures	—	—	1,820
Income from continuing operations	31,136	20,666	22,473

Discontinued operations
Income from discontinued operations	—	54	4,841
Gain on disposition of operating properties	—	—	14,426
Income from discontinued operations	—	54	19,267
Net income	31,136	20,720	41,740
Net income attributable to non-controlling interests	(713)	(5,320)	(26,339)
Net income attributable to common stockholders	$30,423	$15,400	$15,401

Per common share:
Income from continuing operations:
Basic	$0.10	$0.07	$0.07
Diluted	$0.10	$0.07	$0.07
Net income attributable to common stockholders:
Basic	$0.10	$0.07	$0.07
Diluted	$0.10	$0.07	$0.07
Weighted average shares:
Basic	296,189	228,113	228,113
Diluted	297,715	229,365	229,365

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 6

CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/15	3/31/2014
Operating activities:
Net income	$31,136	$41,740
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	108,544	113,699
Debt premium and discount amortization	(5,048)	(5,467)
Deferred financing cost amortization	2,048	2,522
Above- and below-market lease intangible amortization	(13,530)	(11,580)
Provisions of impairment	807	—
Gain on disposition of operating properties, disposition of investments in unconsolidated joint ventures and acquisition of joint venture interest	—	(16,624)
Equity based compensation	12,951	2,117
Other	49	(53)
Gain on extinguishment of debt, net	(297)	(3,831)
Changes in operating assets and liabilities:
Restricted cash	(6,845)	8,055
Receivables	3,675	9,327
Deferred charges and prepaid expenses	(2,608)	(4,598)
Other assets	(268)	69
Accounts payable, accrued expenses and other liabilities	(17,677)	(48,800)
Net cash provided by operating activities	112,937	86,576

Investing activities:
Improvements to and investments in real estate assets	(40,411)	(40,475)
Proceeds from sales of real estate assets	9,918	2,778
Distributions from unconsolidated joint venture	—	132
Change in restricted cash attributable to investing activities	(1,678)	1,096
Purchase of marketable securities	(4,200)	(8,156)
Proceeds from sale of marketable securities	4,499	4,851
Net cash used in investing activities	(31,872)	(39,774)

Financing activities:
Repayment of debt obligations and financing liabilities	(158,568)	(698,011)
Repayment of borrowings under unsecured revolving credit facility	(682,475)	(637,047)
Proceeds from borrowings under unsecured revolving credit facility	163,000	689,874
Proceeds from unsecured term loan and notes	695,156	600,000
Deferred financing costs	(1,899)	(2,953)
Distributions to common stockholders	(67,079)	(29,170)
Distributions to non-controlling interests and other	(21,611)	(27,714)
Net cash used in financing activities	(73,476)	(105,021)
Change in cash and cash equivalents	7,589	(58,219)
Cash and cash equivalents at beginning of period	60,595	113,915

Cash and cash equivalents at end of period	$68,184	$55,696

Supplemental non-cash investing and/or financing activities:
Net carrying value of properties distributed to non-controlling owners	$—	$178,969

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 7

RECONCILIATION OF NET INCOME TO EBITDA
Unaudited, dollars in thousands

	Actual Results	Pro Forma	Actual Results
	Three Months	Three Months	Three Months
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/14

Net income	$31,136	$20,720	$41,740
Interest expense - continuing operations	62,564	67,966	67,966
Interest expense - discontinued operations	—	—	259
Interest expense - unconsolidated joint ventures	43	43	42
Federal and state taxes	868	890	890
Depreciation and amortization - continuing operations	108,544	113,220	113,220
Depreciation and amortization - discontinued operations	—	48	479
Depreciation and amortization - unconsolidated joint ventures	22	73	102
EBITDA	$203,177	$202,960	$224,698

EBITDA	$203,177	$202,960	$224,698
Gain on disposition of operating properties	—	(378)	(14,804)
Gain on disposition of unconsolidated joint ventures	—	—	(1,820)
(Gain) loss on extinguishment of debt, net	(292)	2,276	(3,798)
Impairment of real estate assets	807	—	—
Non-operating items (1)	10,126	312	312
Adjustments to non-controlling interests not convertible into common stock	—	(322)	260
Total adjustments	10,641	1,888	(19,850)
Adjusted EBITDA	213,818	204,848	204,848
Straight-line rent	(3,973)	(4,912)	(4,857)
Above- and below-market rent amortization	(13,530)	(11,569)	(11,580)
Adjustments to non-controlling interests not convertible into common stock	—	—	(44)
Total adjustments	(17,503)	(16,481)	(16,481)
Cash adjusted EBITDA	$196,315	$188,367	$188,367

(1) Non-operating items consist of the following: (i) a non-cash, non-recurring charge related to compensation programs prior to the Company's IPO of $9,875 for the three months ended
March 31, 2015; and (ii) shareholder equity offering expenses of $251 and $312 for the three months ended March 31, 2015 and 2014, respectively.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 8

RECONCILIATION OF NET INCOME TO FFO
Unaudited, dollars in thousands, except per share amounts

	Actual Results	Pro Forma	Actual Results
	Three Months	Three Months	Three Months
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/14

Net income	$31,136	$20,720	$41,740
Gain on disposition of operating properties	—	(378)	(14,804)
Gain on disposition of unconsolidated joint ventures	—	—	(1,820)
Depreciation and amortization- real estate related- continuing operations	107,190	112,537	112,537
Depreciation and amortization- real estate related- discontinued operations	—	48	479
Depreciation and amortization- real estate related- unconsolidated joint ventures	22	73	102
Impairment of real estate assets	807	—	—
FFO	139,155	133,000	138,234
Adjustments attributable to non-controlling interests not convertible into common stock	—	(322)	(5,556)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$139,155	$132,678	$132,678

FFO per share/OP Unit - diluted	$0.46	$0.44	$0.44
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,670	304,231	304,231

Items that impact FFO comparability
Non-cash, non-recurring charge related to compensation programs prior to the Company's IPO	$(9,875)	$—	$—
Gain (loss) on extinguishment of debt, net	292	(2,276)	3,798
Total items that impact FFO comparability	$(9,583)	$(2,276)	$3,798
Items that impact FFO comparability, net per share	$(0.03)	$(0.01)	$0.01

Dividends declared per share/OP Unit	$0.225	$0.200	$0.200
Shares/OP Unit dividends declared	$68,466	$60,846	$60,846
Share/OP Unit dividend payout ratio (as % of FFO)	49.2%	45.9%	45.9%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 9

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	3/31/15	12/31/2014

Real estate, net
Land	$1,998,924	$2,000,415
Buildings and improvements
Building	7,331,215	7,332,073
Building and tenant improvements	532,191	522,601
Construction in process (anchor space repositioning and redevelopment only)	39,795	29,750
Lease intangibles	900,803	917,410
	10,802,928	10,802,249
Accumulated depreciation and amortization	(1,628,329)	(1,549,234)
Total real estate, net	$9,174,599	$9,253,015

Receivables, net
Straight-line rent receivable	$70,800	$66,852
Tenant receivables	111,505	116,223
Allowance for doubtful accounts	(13,021)	(13,572)
Other	9,517	12,921
Total receivables, net	$178,801	$182,424

Deferred charges and prepaid expenses, net
Deferred charges, net	$94,395	$88,028
Prepaid expenses, net	23,577	26,730
Total deferred charges and prepaid expenses, net	$117,972	$114,758

Other assets
Furniture, fixtures and leasehold improvements, net	$9,627	$10,921
Other	3,225	2,138
Total other assets	$12,852	$13,059

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$199,420	$239,287
Dividends payable	69,170	68,821
Below market leases, net	309,014	325,935
Other	49,599	45,059
Total accounts payable, accrued expenses and other liabilities	$627,203	$679,102

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 10

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES
Unaudited, dollars in thousands

	Actual Results	Pro Forma	Actual Results
	Three Months	Three Months	Three Months
	3/31/2015	3/31/2014	3/31/2014
Net Operating Income Detail
Rental income	$243,570	$237,168	$237,168
Expense reimbursements	69,754	68,594	68,594
Percentage rents	1,483	1,416	1,416
Operating costs	(35,160)	(34,875)	(34,875)
Real estate taxes	(44,189)	(44,434)	(44,434)
Provision for doubtful accounts	(2,495)	(2,888)	(2,888)
Net operating income	232,963	224,981	224,981

Reconciliation of net operating income to net income attributable to common stockholders
Fee income	486	397	397
Depreciation and amortization	(108,544)	(113,220)	(113,220)
Impairment of real estate assets	(807)	—	—
General and administrative	(30,715)	(19,658)	(19,658)
Total other income (expense)	(62,362)	(71,912)	(71,912)
Equity in income of unconsolidated joint ventures	115	78	65
Gain on disposition of investments in unconsolidated joint ventures	—	—	1,820
Income from discontinued operations	—	54	19,267
Net income attributable to non-controlling interests	(713)	(5,320)	(26,339)
Net income attributable to common stockholders	$30,423	$15,400	$15,401

Supplemental Statement of Operations Detail
Rental income
Base rent	$222,898	$218,167	$218,167
Lease termination fees	433	307	307
Straight-line rent	3,973	4,912	4,912
Above- and below-market rent amortization, net	13,530	11,567	11,567
Ancillary and other	2,736	2,215	2,215
Total rental income	$243,570	$237,168	$237,168

Other revenues
Percentage rents	$1,483	$1,416	$1,416
Fee income	486	397	397
Total other revenues	$1,969	$1,813	$1,813

Interest expense
Mortgage and note interest	$53,110	$58,933	$58,933
Unsecured credit facility and term loan interest	12,454	12,072	12,072
Deferred financing cost amortization	2,048	2,522	2,522
Debt premium and discount amortization, net	(5,048)	(5,561)	(5,561)
Total interest expense	$62,564	$67,966	$67,966

Other
Federal and state taxes	$868	$890	$890
Other	(684)	1,266	1,266
Total other	$184	$2,156	$2,156

Operating Ratios
NOI margin (NOI / total rental revenues) (1)(2)	74.0%	73.2%	73.2%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.9%	86.5%	86.5%

Additional Disclosures
Capitalized interest	$656	$672	$672
Equity based compensation (3)	12,951	2,117	2,117
Capitalized direct leasing compensation costs	3,796	3,737	3,737
Capitalized direct construction compensation costs	1,609	1,394	1,394

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $189 at pro rata share for the three months ended March 31, 2015.
(2) NOI includes straight-line rents and above- and below-market rent amortization, net.
(3) Includes a non-cash, non-recurring charge related to compensation programs prior to the Company's IPO of $9,875 for the three months ended March 31, 2015.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 11

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/15	3/31/2014	Change
Same Property NOI Analysis
Number of properties	520	520	—
Percent billed	90.3%	90.6%	(0.3%)
Percent leased	92.4%	92.4%	—

Revenues
Rental income	$226,508	$220,805
Expense reimbursements	69,882	68,594
Percentage rents	1,485	1,417
	297,875	290,816	2.4%
Operating expenses
Operating costs	(35,402)	(34,820)
Real estate taxes	(44,166)	(44,331)
Provision for doubtful accounts	(2,431)	(2,867)
	(81,999)	(82,018)	—
Same property NOI	$215,876	$208,798	3.4%

Same property NOI excluding redevelopments (1)	$212,335	$205,637	3.3%

NOI margin (2)	72.5%	71.8%	0.9%
Expense recovery ratio	87.8%	86.7%	1.3%

Percent contribution to same property NOI growth:
	Change	Percent Change
Rent growth	$5,703	2.8%
Net recoveries	871	0.4%
Other revenues	68	—
Provision for doubtful accounts	436	0.2%
		3.4%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Net income attributable to common stockholders	$30,423	$15,401
Adjustments:
Revenue adjustments (3)	(17,792)	(16,881)
Depreciation and amortization	108,544	113,220
Impairment of real estate assets	807	—
General and administrative	30,715	19,658
Total other expense	62,362	71,912
Equity in income of unconsolidated joint ventures	(115)	(65)
Gain on disposition of investments in unconsolidated joint ventures	—	(1,820)
Pro rata share of same property NOI of unconsolidated joint ventures	180	189
Income from discontinued operations	—	(19,267)
Net income attributable to non-controlling interests	713	26,339
Non-same property NOI	39	112

Same property NOI	$215,876	$208,798

Impact of redevelopments	(3,541)	(3,161)

Same property NOI excluding redevelopments (1)	$212,335	$205,637

(1) Excludes three redevelopment properties for the three months ended March 31, 2015 and March 31, 2014.
(2) NOI excludes straight-line rents and above- and below-market rent amortization, net.
(3) Includes adjustments for lease settlement income, straight-line rents, above- and below-market rent amortization, net and fee income from managed properties and unconsolidated joint ventures.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

Three Months
Ended 3/31/15

Capital Expenditures (1):
Anchor space repositioning and redevelopment (2)	$19,242
Building and site improvements (3)	2,903
Tenant improvements	14,866
External leasing commissions	1,500
Total Capital Expenditures	$38,511

(1) Includes unconsolidated joint venture at pro rata share.
(2) Revenue-enhancing expenditures.
(3) Non revenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

		3/31/15	12/31/14
Debt:
Revolving credit facility		$—	$519,475
Term loans		2,100,000	2,100,000
Unsecured notes		843,453	243,453
Secured mortgages		3,058,313	3,116,882
Total principal debt		6,001,766	5,979,810
Add: Net unamortized premium		57,492	63,187
Total debt		6,059,258	6,042,997
Less: cash, cash equivalents and restricted cash		(129,871)	(113,759)
Net debt		5,929,387	5,929,238

Equity:
Stockholders' equity		2,895,298	2,903,710
Non-controlling interests		57,420	76,593
Total equity		2,952,718	2,980,303
Total capitalization		$8,882,105	$8,909,541

Outstanding classes of stock and partnership units:
Common shares outstanding		298,484	296,552
Exchangeable OP Units held by non-controlling interests		5,821	7,695
		304,305	304,247

Liquidity:
Cash and cash equivalents and restricted cash		$129,871	$113,759
Available under unsecured credit facility		1,250,000	730,525
		$1,379,871	$844,284

Ratios:
Principal debt to total market capitalization (1)		42.6%	44.2%
Principal debt to total assets, before depreciation (consolidated portfolio only)		53.3%	53.1%
Secured principal debt to total assets, before depreciation		27.1%	27.7%
Net principal debt to adjusted EBITDA (GAAP)		6.9x	6.9x
Net principal debt to adjusted EBITDA (cash)		7.5x	7.5x
Unencumbered assets to unsecured debt		2.0x	2.0x
Interest coverage (adjusted EBITDA / interest expense)		3.4x	3.3x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))		3.1x	3.0x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))		3.1x	3.0x

		3/31/2015
Percentage of total debt:
Fixed		90.0%
Floating		10.0%
Unencumbered summary:
Percent of properties		51.7%
Percent of NOI		50.8%
Weighted average maturity (years):
Fixed		3.90
Floating		3.97
Total		3.91

Credit Ratings:

Fitch Ratings	BBB-
Moody's Investors Service	Baa3
Standard & Poor's Ratings Services	BBB-

(1) Market capitalization based on the March 31, 2015 closing stock price of $26.55.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 14

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations

	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Interest Rate
	2015		$22,452	$471,936	$494,388	5.41%
	2016		22,458	1,235,404	1,257,862	5.60%
	2017		21,842	327,817	349,659	6.42%
	2018		19,476	1,500,000	1,519,476	2.39%
	2019		20,126	600,000	620,126	1.74%
	2020		15,212	840,365	855,577	6.50%
	2021		—	186,225	186,225	6.24%
	2022		—	—	—	—
	2023+		—	718,453	718,453	3.94%
	Total Debt Maturities (1)		$121,566	$5,880,200	$6,001,766	4.37%

			Net unamortized premiums on mortgages		60,024
			Net unamortized discount on notes		(2,532)
			Debt obligations, net		$6,059,258

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (2)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (2)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate
2015	$22,452	$346,936	5.44%	$125,000	5.25%	$—	—
2016	22,458	1,235,404	5.60%	—	—	—	—
2017	21,842	327,817	6.42%	—	—	—	—
2018	19,476	—	6.23%	—	—	1,500,000	2.34%
2019	20,126	—	6.18%	—	—	600,000	1.59%
2020	15,212	840,365	6.50%	—	—	—	—
2021	—	186,225	6.24%	—	—	—	—
2022	—	—	—	—	—	—	—
2023+	—	—	—	718,453	3.94%	—	—
Total Debt Maturities	$121,566	$2,936,747	5.97%	$843,453	4.13%	$2,100,000	2.13%

(1) Excludes unconsolidated joint venture debt obligations of $2,920 at pro rata share.
(2) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

			Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA		Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Sunshine Square	Medford	NY	1	$16,636	6.85%	8/5/15	0.28%
Village West	Allentown	PA	1	12,590	5.25%	8/5/15	0.21%
REIT 20 LP 208	—	—	18	208,000	5.17%	9/1/15	3.47%
Westminster City Center	Westminster	CO	1	47,000	5.17%	9/1/15	0.78%
Hillcrest	Spartanburg	SC	1	18,500	7.50%	9/1/15	0.31%
Hampton Village Centre	Rochester Hills	MI	1	27,219	5.65%	9/5/15	0.45%
Wilmington Island	Wilmington Island	GA	1	8,530	5.05%	11/11/15	0.14%
Streetsboro Crossing	Streetsboro	OH	1	8,925	5.37%	12/1/15	0.15%
REIT 4 LP 169	—	—	22	151,757	5.62%	1/1/16	2.53%
South Plaza Shopping Center	California	MD	1	15,112	5.42%	1/11/16	0.25%
REIT 5 LP 240	—	—	12	218,978	5.63%	2/1/16	3.65%
Chicopee Marketplace	Chicopee	MA	1	17,415	5.97%	6/1/16	0.29%
Cobblestone Village I and II	Royal Palm Beach	FL	1	9,994	5.97%	6/1/16	0.17%
Springdale	Mobile	AL	1	36,907	5.97%	6/1/16	0.62%
Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	1	10,613	5.97%	6/1/16	0.18%
Fashion Square	Orange Park	FL	1	7,517	5.97%	6/1/16	0.13%
REIT 7 LP 86	—	—	7	86,000	6.32%	8/1/16	1.43%
REIT 16 LP 220	—	—	14	220,936	5.39%	11/1/16	3.68%
REIT 14 LP 226	—	—	15	226,109	5.44%	12/1/16	3.77%
REIT 15 LP 233	—	—	15	233,977	5.44%	12/9/16	3.90%
Dublin Village *	—	—	1	6,296	5.78%	12/11/16	0.11%
Conyers Plaza I *	—	—	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Enfield	CT	1	17,880	8.00%	2/1/17	0.30%
Greensboro Village	Gallatin	TN	1	8,904	5.52%	2/11/17	0.15%
LP - JPM 300	—	—	18	291,631	6.38%	9/1/17	4.86%
Whitaker Square	Winston Salem	NC	1	9,122	6.32%	12/1/17	0.15%
Christmas Tree Plaza	Orange	CT	1	3,494	7.89%	5/11/18	0.06%
LP - JPM CMBS	—	—	72	547,083	6.77%	8/1/20	9.12%
Monroe ShopRite Plaza	Monroe	NY	1	8,420	6.50%	8/1/20	0.14%
Bethel Park	Bethel Park	PA	1	9,783	6.50%	8/1/20	0.16%
Ivyridge	Philadelphia	PA	1	13,648	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia	PA	1	48,652	6.50%	8/1/20	0.81%
Inland (Brixmor/IA, LLC) - Pool A	—	—	9	101,146	5.91%	12/6/20	1.69%
Inland (Brixmor/IA, LLC) - Pool B	—	—	8	92,638	5.91%	12/6/20	1.54%
Inland (Brixmor/IA, LLC) - Pool C	—	—	7	99,370	5.91%	12/31/20	1.66%
REIT 20 LP 51 A	—	—	4	47,971	6.24%	1/6/21	0.80%
REIT 20 LP 45 B	—	—	4	43,130	6.24%	1/6/21	0.72%
REIT 20 LP 42 C	—	—	5	40,320	6.24%	1/6/21	0.67%
REIT 20 LP 37 D	—	—	3	34,819	6.24%	1/6/21	0.58%
REIT 20 LP 43 E	—	—	4	40,491	6.24%	1/6/21	0.68%
TOTAL FIXED RATE SECURED MORTGAGES				3,058,313	5.97%		50.96%

Unsecured Credit Facility
Term Loan Facility (1)	—		—	$1,500,000	2.34%	7/31/18	24.99%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY				1,500,000	2.34%		24.99%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

Unsecured Notes
5.25%, 2015 Brixmor LLC Notes	—	—	$125,000	5.25%	9/15/15	2.08%
3.85%, 2025 Brixmor OP Notes	—	—	700,000	3.85%	2/28/25	11.66%
7.97%, 2026 Brixmor LLC Notes	—	—	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	—	—	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	—	—	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	—	—	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	—	—	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	—	—	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES			843,453	4.13%		14.05%

TOTAL FIXED RATE DEBT			$5,401,766	4.68%		90.00%

VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+150bps	—	—	$—	1.69%	7/31/17	0.00%
Term Loan Facility - L+140bps	—	—	600,000	1.59%	3/18/19	10.00%
TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY			600,000	1.59%		10.00%

TOTAL VARIABLE RATE DEBT			$600,000	1.59%		10.00%

TOTAL DEBT			$6,001,766	4.37%		100.00%

		Net unamortized premiums on mortgages	60,024
		Net unamortized discount on notes	(2,532)
		DEBT OBLIGATIONS, NET	$6,059,258

* Indicates property is part of a larger shopping center.
(1) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 150bps).

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 17

UNSECURED OP NOTES COVENANT DISCLOSURE
Unaudited, dollars in thousands

Covenants	As of 3/31/15

I. Aggregate debt test	< 65%	54.8%
Total Debt	6,059,258
Total Assets	11,063,622

II. Secured debt test	< 40%	28.2%
Total Secured Debt	3,118,337
Total Assets	11,063,622

III. Unencumbered asset ratio	> 150%	195.2%
Total Unencumbered Assets	5,740,913
Unsecured Debt	2,940,921

IV. Debt service test	> 1.5x	3.4x
Consolidated EBITDA	848,966
Annual Debt Service Charge	252,832

Definitions for unsecured notes covenants:

Debt:	Debt means, with respect to any person, any:
• indebtedness of such person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments,
• indebtedness secured by any Lien on any property or asset owned by such person, but only to the extent of the lesser of (a) the amount of indebtedness so secured and (b) the fair market value (determined in good faith by the Operating Partnership) of the property subject to such Lien,
• reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or
• any lease of property by such person as lessee which is required to be reflected on such person’s balance sheet as a capitalized lease in accordance with GAAP;
in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on such person’s balance sheet in accordance with GAAP; provided, however, that the term “Debt” will (1) include, to the extent not otherwise included, any non-contingent obligation of such person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of the types referred to above of another person, other than obligations to be liable for the Debt of another person solely as a result of non-recourse carveouts (it being understood that Debt shall be deemed to be incurred by such person whenever such person shall create, assume, guarantee or otherwise become liable in respect thereof) and (2) exclude any such indebtedness (or obligation referenced in clause (1) above)
that has been the subject of an “in substance” defeasance in accordance with GAAP and Intercompany Indebtedness that is subordinate in right of payment to the notes (or an obligation to be liable for, or to pay, Intercompany Indebtedness that is subordinate in right of payment to the notes).

Total Assets:	The sum of, without duplication: (i) Undepreciated Real Estate Assets and (ii) all other assets (excluding accounts receivable and non-real estate intangibles)
of Brixmor OP and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

Total Unencumbered Assets:	The sum of, without duplication: (i) those Undepreciated Real Estate Assets which are not subject to a Lien securing Debt; and (ii) all other assets (excluding accounts receivable and non-real estate intangibles) of us and our Subsidiaries not subject to a Lien securing Debt, all determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above in “Certain Covenants—Maintenance of Total Unencumbered Assets,” all investments in unconsolidated limited partnerships, unconsolidated limited liability companies and other unconsolidated entities shall be excluded from Total Unencumbered Assets.

Unsecured Debt:	Debt of Brixmor OP or any of its Subsidiaries which is not secured by a Lien on any property or assets of Brixmor OP or any of its Subsidiaries.

Consolidated EBITDA:	For any period means Consolidated Net Income of Brixmor OP and its Subsidiaries for such period, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense on Debt; (ii) provision for taxes based on income; (iii) amortization of debt discount, premium and deferred financing costs; (iv) the income or expense attributable to transactions involving derivative instruments that do not qualify for hedge accounting in accordance with GAAP; (v) impairment losses and gains on sales or other dispositions of properties and other investments;
(vi) depreciation and amortization; (vii) net amount of extraordinary items or non-recurring items, as may be determined by us in good faith;
(viii) amortization of deferred charges; (ix) gains or losses on early extinguishment of debt; and (x) noncontrolling interests; all determined on a consolidated basis in accordance with GAAP.

Annual Debt Service Charge:	For any period, the interest expense of Brixmor OP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

Note: For full detailed descriptions of the OP Unsecured Notes Covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the
Securities and Exchange Commission on January 15, 2015.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 18

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 3/31/15

I. Leverage ratio	< 60%	45.3%
Total Outstanding Indebtedness		6,004,686
Balance Sheet Cash		132,498
Total Asset Value		12,957,823

II. Secured leverage ratio	< 40%	22.6%
Total Secured Indebtedness		3,061,233
Balance Sheet Cash		132,498
Total Asset Value		12,957,823

III. Unsecured leverage ratio	< 60%	43.2%
Total Unsecured Indebtedness		2,943,453
Unrestricted Cash		70,810
Unencumbered Asset Value		6,647,711

IV. Fixed charge coverage ratio	> 1.5x	3.0x
Total Net Operating Income		903,404
Capital Expenditure Reserve		12,983
Fixed Charges		298,228

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 19

RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended 3/31/14
	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$237,168	$—	$237,168
Expense reimbursements	68,594	—	68,594
Other revenues	1,813	—	1,813
Total revenues	307,575	—	307,575

Operating expenses
Operating costs	34,875	—	34,875
Real estate taxes	44,434	—	44,434
Depreciation and amortization	113,220	—	113,220
Provision for doubtful accounts	2,888	—	2,888
Impairment of real estate assets	—	—	—
General and administrative	19,658	—	19,658
Total operating expenses	215,075	—	215,075

Other income (expense)
Dividends and interest	108	—	108
Interest expense	(67,966)	—	(67,966)
Gain on sale of real estate assets	378	—	378
Loss on extinguishment of debt, net	(2,276)	—	(2,276)
Other	(2,156)	—	(2,156)
Total other expense	(71,912)	—	(71,912)

Income before equity in income of unconsolidated joint ventures	20,588	—	20,588
Equity in income of unconsolidated joint ventures	65	13	78
Gain on disposition of investments in unconsolidated joint ventures	1,820	(1,820)	—
Income from continuing operations	22,473	(1,807)	20,666

Discontinued operations
Income from discontinued operations	4,841	(4,787)	54
Gain on disposition of operating properties	14,426	(14,426)	—
Income from discontinued operations	19,267	(19,213)	54

Net income	41,740	(21,020)	20,720
Net income attributable to non-controlling interests	(26,339)	21,019	(5,320)
Net income attributable to common stockholders	$15,401	$(1)	$15,400

Per common share:
Income from continuing operations:
Basic	$0.07	$—	$0.07
Diluted	$0.07	$—	$0.07
Net income attributable to common stockholders:
Basic	$0.07	$—	$0.07
Diluted	$0.07	$—	$0.07
Weighted average number of vested common shares:
Basic	228,113	—	228,113
Diluted	229,365	—	229,365

(1) Reflects the impact associated with the distribution of 36 of the Excluded Properties during the first quarter of 2014. The pro forma adjustments assume that the distribution of the properties was completed as of January 1, 2014.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 20

TRANSACTION SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2015

ACQUISITIONS
Dollars in thousands

There were no acquisitions of shopping centers during the three months ended March 31, 2015.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 22

DISPOSITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Sale Date	Sale Amount	Gain / (loss)	Cap- Rate	GLA / Acres	Percent Leased

Three Months Ended March 31, 2015
Parkwest Crossing	S	Durham-Chapel Hill, NC	1/30/15	$10,250	$(807)	7.2%	85,602	94.9%
				10,250	(807)	7.2%	85,602

		TOTAL - THREE MONTHS ENDED 3/31/15		$10,250	$(807)	7.2%	85,602

(1) S - Shopping Center.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 23

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2015

Joint venture, Montecito Marketplace is included at 100%

PORTFOLIO OVERVIEW

		As of:
		3/31/15	12/31/14	9/30/14	6/30/14	3/31/14

Number of properties		520	521	522	522	522
GLA		86,547,975	86,828,506	86,769,179	86,764,493	86,718,016
Percent leased		92.4%	92.8%	92.7%	92.5%	92.3%
TOTAL ≥ 10,000 SF		96.3%	97.1%	97.0%	97.0%	96.7%
TOTAL < 10,000 SF		83.2%	82.6%	82.6%	82.1%	81.9%
Percent billed		90.3%	91.3%	90.8%	90.5%	90.5%
ABR		$919,517,500	$915,619,305	$910,849,214	$903,423,457	$898,961,821
ABR/SF		$12.19	$12.14	$12.10	$12.04	$12.01
Percent grocery anchored		70%	71%	70%	70%	70%
Percent community shopping centers		63%	63%	63%	63%	63%
Percent neighborhood shopping centers		37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 3/31/15
	Number of Units	GLA	Percent Leased	Percent Billed	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	582	36,180,676	98.4%	96.4%	8.9%	$276,395,717	$8.60
20,000 – 34,999 SF	552	14,539,735	95.0%	93.8%	11.0%	130,912,381	9.58
10,000 - 19,999 SF	746	10,140,824	90.5%	87.1%	14.6%	111,937,730	12.49
5,000 - 9,999 SF	1,373	9,458,858	85.5%	82.8%	20.7%	120,579,693	15.52
< 5,000 SF	7,874	16,227,882	81.8%	79.9%	44.7%	279,691,979	21.64
TOTAL	11,127	86,547,975	92.4%	90.3%	100.0%	$919,517,500	$12.19

TOTAL ≥ 10,000 SF	1,880	60,861,235	96.3%	94.2%	34.5%	$519,245,828	$9.48
TOTAL < 10,000 SF	9,247	25,686,740	83.2%	80.9%	65.5%	400,271,672	19.34

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 25

TOP FORTY RETAILERS RANKED BY ABR

	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR

1	The Kroger Co. (1)	68	4,362,484	5.0%	$30,204,969	3.3%
2	The TJX Companies, Inc. (2)	91	2,904,534	3.4%	29,438,588	3.2%
3	Wal-Mart Stores, Inc. (3)	29	3,548,000	4.1%	17,429,001	1.9%
4	Publix Super Markets, Inc. (4)	39	1,801,416	2.1%	16,651,960	1.8%
5	Dollar Tree Stores, Inc. (5)	131	1,502,390	1.7%	15,408,063	1.7%
6	Ahold USA, Inc. (6)	21	1,259,102	1.5%	14,126,146	1.5%
7	Albertsons (7)	22	1,233,543	1.4%	12,389,160	1.3%
8	Burlington Stores, Inc.	18	1,354,842	1.6%	10,020,452	1.1%
9	PetSmart, Inc.	31	678,994	0.8%	9,615,313	1.0%
10	Office Depot, Inc. (8)	39	896,298	1.0%	9,536,351	1.0%
	TOP 10 RETAILERS	489	19,541,603	22.6%	164,820,003	17.9%

11	Sears Holdings Corporation (9)	23	2,135,926	2.5%	9,317,212	1.0%
12	Bed Bath & Beyond Inc. (10)	30	737,711	0.9%	9,209,103	1.0%
13	Ross Stores, Inc. (11)	30	844,474	1.0%	9,103,541	1.0%
14	Best Buy Co., Inc.	16	660,392	0.8%	8,832,072	1.0%
15	Big Lots, Inc.	45	1,448,043	1.7%	8,626,718	0.9%
16	Staples, Inc.	30	647,206	0.7%	7,363,871	0.8%
17	Kohl's Corporation	12	1,002,715	1.2%	7,330,353	0.8%
18	PETCO Animal Supplies, Inc. (12)	34	462,905	0.5%	7,090,326	0.8%
19	DICK'S Sporting Goods, Inc. (13)	13	542,121	0.6%	6,861,645	0.7%
20	Party City Corporation	34	439,841	0.5%	6,252,322	0.7%
	TOP 20 RETAILERS	756	28,462,937	32.9%	244,807,167	26.6%

21	Hobby Lobby Stores, Inc.	16	943,615	1.1%	6,178,498	0.7%
22	Bi-Lo Holdings, LLC (14)	17	791,373	0.9%	5,976,067	0.6%
23	Ascena Retail Group, Inc. (15)	54	332,658	0.4%	5,820,747	0.6%
24	L.A. Fitness International, LLC	9	390,095	0.5%	5,811,724	0.6%
25	The Home Depot, Inc.	8	799,388	0.9%	5,755,311	0.6%
26	CVS Health	26	329,568	0.4%	5,660,161	0.6%
27	Michaels Stores, Inc.	25	549,851	0.6%	5,533,134	0.6%
28	H.E. Butt Grocery Company (16)	8	510,551	0.6%	5,471,054	0.6%
29	Giant Eagle, Inc.	7	555,560	0.6%	5,155,366	0.6%
30	Walgreen Co.	21	300,253	0.3%	4,890,391	0.5%
31	The Great Atlantic & Pacific Tea Company (17)	7	330,480	0.4%	4,396,267	0.5%
32	Barnes & Noble, Inc.	11	248,673	0.3%	4,259,215	0.5%
33	Jo-Ann Stores, Inc.	22	422,528	0.5%	4,240,596	0.5%
34	Gap, Inc. (18)	16	257,085	0.3%	4,123,123	0.4%
35	Wakefern Food Corporation (19)	7	354,575	0.4%	4,064,206	0.4%
36	Sally Beauty Holdings, Inc.	116	194,975	0.2%	4,057,762	0.4%
37	Payless ShoeSource	68	209,597	0.2%	4,013,253	0.4%
38	JPMorgan Chase & Co.	30	108,604	0.1%	3,985,841	0.4%
39	ULTA Beauty	17	194,478	0.2%	3,891,828	0.4%
40	Toys"R"Us, Inc. (20)	11	410,868	0.5%	3,875,599	0.4%
	TOTAL TOP 40 RETAILERS	1,252	36,697,712	42.4%	$341,967,310	37.2%

(1) Includes Kroger (54), Harris Teeter (3), King Soopers (3), Ralphs (3), Smith's (2),		(7) Includes Vons (4), Randalls (4), Dominick's (2), Shaw's (2), Tom Thumb (3),			(14) Includes Winn-Dixie (9), BI-LO (5) and Harveys (3).
Dillons (1), Food 4 Less (1) and Pay Less (1).		Albertsons (3), Jewel-Osco (2), Acme (1) and $.99 Only Store (1).			(15) Includes dressbarn (23), Catherines (11), Lane Bryant (8), Justice (7) and
(2) Includes T.J. Maxx (49), Marshalls (34) and HomeGoods (8).		(8) Includes Office Depot (22) and OfficeMax (17).			maurices (5).
(3) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood		(9) Includes Kmart (20), Sears (2) and Sears Outlet (1).			(16) Includes H-E-B (7) and Central Market (1).
Market (5) and Sam's Club (1).		(10) Includes Bed Bath & Beyond (17), Harmon Face Values (6), Christmas Tree			(17) Includes A&P (3), Pathmark (2), Superfresh (1) and Waldbaum's (1).
(4) Includes Publix (38) and Publix Sabor (1).		Shops (4), World Market (2) and buybuy BABY (1).			(18) Includes Old Navy (12), GAP Factory (2), GAP (1) and Banana
(5) Includes Dollar Tree (127), Deals (3) and Dollar Stop (1).		(11) Includes Ross Dress for Less (29) and dd's Discounts (1).			Republic Factory (1).
(6) Includes Giant Food (10), Super Stop & Shop (7), Martin's Food Markets (2),		(12) Includes PETCO (33) and Unleashed (1).			(19) Includes ShopRite (4) and PriceRite (3).
Stop & Shop (1) and Tops (1).		(13) Includes DICK'S Sporting Goods (10) and Golf Galaxy (3).			(20) Includes Babies"R"Us (7) and Toys"R"Us (4).

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 26

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands except per square foot amounts
					Tenant Improvements PSF (1)	Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Growth (2)
TOTAL - ALL LEASES
Three months ended 3/31/15	485	2,790,404	$38,137	$13.67	$5.47	$0.71	5.8	385	2,391,199	$13.53	$11.90	13.7%
Three months ended 12/31/14	466	3,107,911	40,064	12.89	5.57	1.09	6.3	365	2,635,743	13.05	11.46	13.9%
Three months ended 9/30/14	535	3,352,890	43,369	12.93	6.16	0.96	6.3	415	3,023,596	12.68	11.14	13.9%
Three months ended 6/30/14	556	3,700,930	42,654	11.53	5.09	0.64	6.2	415	3,069,250	11.54	10.37	11.3%
TOTAL - TTM	2,042	12,952,135	$164,225	$12.68	$5.56	$0.85	6.2	1,580	11,119,788	$12.63	$11.16	13.2%

NEW LEASES
Three months ended 3/31/15	169	801,983	$12,388	$15.45	$17.40	$2.42	9.2	69	402,778	$16.37	$11.74	39.4%
Three months ended 12/31/14	177	995,012	13,381	13.45	16.31	3.26	8.1	76	522,844	14.77	10.43	41.6%
Three months ended 9/30/14	194	1,015,260	13,403	13.20	18.04	3.09	8.6	74	685,966	12.19	9.20	32.5%
Three months ended 6/30/14	214	1,094,245	13,698	12.52	14.97	2.11	8.9	73	462,565	13.95	10.96	27.3%
TOTAL - TTM	754	3,906,500	$52,870	$13.53	$16.61	$2.72	8.7	292	2,074,153	$14.05	$10.40	35.1%

	RENEWAL & OPTION LEASES
Three months ended 3/31/15	316	1,988,421	$25,749	$12.95	$0.66	$0.02	4.5	316	1,988,421	$12.95	$11.93	8.6%
Three months ended 12/31/14	289	2,112,899	26,684	12.63	0.52	0.07	5.4	289	2,112,899	12.63	11.71	7.8%
Three months ended 9/30/14	341	2,337,630	29,967	12.82	1.00	0.03	5.4	341	2,337,630	12.82	11.70	9.6%
Three months ended 6/30/14	342	2,606,685	28,955	11.11	0.94	0.03	5.0	342	2,606,685	11.11	10.27	8.2%
TOTAL - TTM	1,288	9,045,635	$111,355	$12.31	$0.79	$0.04	5.1	1,288	9,045,635	$12.31	$11.34	8.6%

RENT GROWTH BY TENANT SIZE								LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 3/31/15
	Three Months Ended								% of Leases	% of GLA	% of ABR	New ABR/SF
TOTAL - ALL LEASES	3/31/15	12/31/14	9/30/14	6/30/14				Anchor Leases (≥ 10,000 SF)
≥ 35,000 SF	10.9%	16.3%	14.1%	15.0%				Total - All leases	12%	59%	45%	$10.28
20,000 – 34,999 SF	8.9%	16.1%	15.3%	10.2%				New leases	8%	48%	38%	12.36
10,000 - 19,999 SF	17.5%	14.6%	32.5%	11.3%				Renewal leases	14%	64%	48%	9.65
5,000 - 9,999 SF	17.9%	12.7%	9.8%	13.8%
< 5,000 SF	14.4%	11.2%	10.1%	8.4%				Small Shop Leases (< 10,000 SF)
TOTAL	13.7%	13.9%	13.9%	11.2%				Total - All leases	88%	41%	55%	$18.60
TOTAL ≥ 10,000 SF	12.0%	15.9%	17.8%	12.7%				New leases	92%	52%	62%	18.28
TOTAL < 10,000 SF	15.3%	11.5%	10.0%	9.6%				Renewal leases	86%	36%	52%	18.78

(1) Excludes Landlord Costs.
(2) Cash.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 27

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	3/31/15	3/31/15	12/31/14	9/30/14	6/30/14
NEW LEASES
Weighted average over lease term:
Base rent	$14.10	$15.97	$14.12	$13.78	$13.00
TI/TA allowance	(2.16)	(2.09)	(2.20)	(2.18)	(2.15)
Landlord work	(0.38)	(0.43)	(0.45)	(0.27)	(0.37)
Third party leasing commissions	(0.33)	(0.29)	(0.40)	(0.37)	(0.27)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$11.23	$13.16	$11.07	$10.96	$10.21
Net effective rent / base rent	80%	82%	78%	80%	79%
Weighted average term (years)	8.7	9.2	8.1	8.6	8.9

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	41%	37%	45%	42%	38%
< 10,000 SF	59%	63%	55%	58%	62%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 28

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA		Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	California Oaks Center		Riverside-San Bernardino-Ontario, CA		Remerchandise former Ralphs with a 19K SF Barons Market
2	Metro 580		San Francisco-Oakland-Hayward, CA		Remerchandise former Borders with a 23K SF Party City
3	Stratford Square		Bridgeport-Stamford-Norwalk, CT		Reconfigure former movie theatre with a 49K SF LA Fitness
4	The Manchester Collection		Hartford-West Hartford-East Hartford, CT		Combination of former Office Depot and adjacent anchor vacancy for a 39K SF The Edge Fitness Clubs
5	Marketplace at Wycliffe		Miami-Fort Lauderdale-West Palm Beach, FL		Remerchandise former Winn-Dixie with a 45K SF Walmart Neighborhood Market
6	Park Shore Shopping Center		Naples-Immokalee-Marco Island, FL		Remerchandise former Kmart with a 60K SF Burlington Stores, a 19K SF Party City and an additional 16K SF junior anchor and a 5K SF small shop space
7	Pointe Orlando		Orlando-Kissimmee-Sanford, FL		Addition of a 7K SF Blue Martini Lounge, a 6K SF RA Sushi and a 3K SF Minus 5 Ice Bar
8	Northeast Plaza		Atlanta-Sandy Springs-Roswell, GA		Remerchandise former G-Mart International Foods with a 56K SF City Farmers Market grocer
9	Wilmington Island		Savannah, GA		Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype store and addition of Kroger fuel center
10	Annex of Arlington		Chicago-Naperville-Elgin, IL-IN-WI		Downsize existing 27K SF Petco to 14K SF to accommodate a 13K SF Check E. Cheese’s
11	The Commons of Crystal Lake		Chicago-Naperville-Elgin, IL-IN-WI		Remerchandise former Marshalls and Toys R Us with a 58K SF Burlington Stores
12	Westview Center		Chicago-Naperville-Elgin, IL-IN-WI		Relocation and expansion of existing Dollar Tree to 17K SF and rightsizing of Premiere Furniture to 12K SF to accommodate a 22K SF Sears Home Outlet
13	Karam Shopping Center		Lafayette, LA		Remerchandise former Conn's with a 21K SF dd's Discount (Ross Dress for Less)
14	West Ridge		Detroit-Warren-Dearborn, MI		Remerchandise former Tile Shop with a 25K SF Bed Bath & Beyond and relocation of existing Party City to 25K SF prototype
15	Ellisville Square		St. Louis, MO-IL		Remerchandise former Kmart with a 40K SF Sports Authority, a 19K SF Michaels, a 16K SF Party City and a 4K SF outparcel
16	Galleria Commons		Las Vegas-Henderson-Paradise, NV		Remerchandise former Pacific Sales with a 13K SF Tuesday Morning and a 10K SF Kirkland's
17	Willow Springs Plaza		Manchester-Nashua, NH		Remerchandise former Namco Pools with a 33K SF New Hampshire Liquor and Wine Outlet
18	Hamilton Plaza-Kmart Plaza		Trenton, NJ		Reconfigure former Acme with a 19K SF Planet Fitness and a 13K SF Hibachi Grill
19	Kmart Plaza		Syracuse, NY		Remerchandise former Kmart with a 50K SF Dick's Sporting Goods, an additional 34K SF junior anchor, a 7K SF small shop space and a 6K SF outparcel
20	McMullen Creek Market		Charlotte-Concord-Gastonia, NC-SC		Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
21	The Commons at Chancellor Park		Charlotte-Concord-Gastonia, NC-SC		Remerchandise former Hobby Lobby with a 61K SF Gabe's
22	Florence Plaza - Florence Square		Cincinnati, OH-KY-IN		Remerchandise former Kroger (Kroger previously relocated within center) with a 44K SF Burlington Stores
23	Collegetown Shopping Center		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD		Reconfigure former Acme with a 42K SF LA Fitness and an additional 5K SF of retail space
24	Boyertown Shopping Center		Reading, PA		Addition of a 20K SF Tractor Supply Co. in remainder of former Ames space
25	Williamson Square		Nashville-Davidson--Murfreesboro--Franklin, TN		Remerchandise former grocer with a 29K SF SkyZone and a 17K SF Planet Fitness
26	Parmer Crossing		Austin-Round Rock, TX		Remerchandise former RoomStore with a 29K SF Mega Furniture and a 27K SF junior anchor
27	Bardin Place Center		Dallas-Fort Worth-Arlington, TX		Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
28	Mequon Pavilions		Milwaukee-Waukesha-West Allis, WI		Combination of four adjacent small shop spaces for a 25K SF Marshalls and relocation of existing 5K SF Men's Wearhouse and 3K SF Fitness Together

COMPLETED ANCHOR SPACE REPOSITIONINGS - THREE MONTHS ENDED 3/31/15
1	Panama City Square		Panama City, FL		Remerchandise former Michaels with a 28K SF Harbor Freight Tools
2	Mansell Crossing		Atlanta-Sandy Springs-Roswell, GA		Remerchandise former OfficeMax with a 24K SF REI
3	The Village at Mableton		Atlanta-Sandy Springs-Roswell, GA		Remerchandise former Shoppes at Mableton with a 30K SF Ollie's Bargain Outlet
4	Harpers Station		Cincinnati, OH-KY-IN		Remerchandise former Bova furniture with a 29K SF Fresh Thyme Farmers Market (Meijer) and combination of adjacent small shop vacancies for an 8K SF Pet Supplies Plus
5	Festival Centre		Charleston-North Charleston, SC		Remerchandise former Hamrick's with a 40K SF Sears Outlet
6	Kingston Overlook		Knoxville, TN		Remerchandise former American Signature Home with a 53K SF Sears Home Outlet
7	Watson Glen Shopping Center		Nashville-Davidson--Murfreesboro--Franklin, TN		Remerchandise former Kmart with an 86K SF At Home (Garden Ridge)
8	Ridgeview Centre		Wise, VA		Remerchandise former Kmart with a 29K SF Ollie's Bargain Outlet

2015 Anchor Space Repositionings:
		Number of Projects	Expected Total Project Costs	NOI Yield
	In Process	28	$99,279	14.6%
	Completed	8	12,232	11.6%
	TOTAL	36	$ 111,512	14.2%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 29

LEASE EXPIRATION SCHEDULE

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	384	1,254,424	1.6%	$12.11	1.7%	20	455,818	0.8%	$7.75	0.7%	364	798,606	3.7%	$14.60	2.9%
2015	1,054	5,683,954	7.1%	10.98	6.8%	123	3,415,983	5.8%	7.26	4.8%	931	2,267,971	10.6%	16.57	9.4%
2016	1,601	11,689,842	14.6%	11.26	14.3%	242	8,032,077	13.7%	8.28	12.8%	1,359	3,657,765	17.1%	17.80	16.3%
2017	1,606	10,620,700	13.3%	12.15	14.0%	230	7,117,073	12.1%	8.74	12.0%	1,376	3,503,627	16.4%	19.08	16.7%
2018	1,343	9,516,196	11.9%	12.30	12.7%	201	6,353,557	10.8%	8.96	11.0%	1,142	3,162,639	14.8%	19.02	15.0%
2019	1,259	10,153,491	12.7%	11.54	12.7%	216	7,234,473	12.3%	8.59	12.0%	1,043	2,919,018	13.7%	18.84	13.7%
2020	718	8,022,612	10.0%	10.91	9.5%	176	6,388,171	10.9%	8.76	10.8%	542	1,634,441	7.6%	19.35	7.9%
2021	268	3,631,110	4.5%	11.18	4.4%	95	3,006,027	5.1%	9.54	5.5%	173	625,083	2.9%	19.06	3.0%
2022	243	3,604,343	4.5%	10.73	4.2%	83	2,983,648	5.1%	8.55	4.9%	160	620,695	2.9%	21.17	3.3%
2023	263	3,555,190	4.4%	10.22	4.0%	92	2,879,078	4.9%	8.11	4.5%	171	676,112	3.2%	19.18	3.2%
2024+	686	12,224,316	15.3%	11.77	15.6%	289	10,720,862	18.3%	10.23	21.1%	397	1,503,454	7.0%	22.78	8.6%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	384	1,254,424	1.6%	$12.57	1.3%	20	455,818	0.8%	$8.75	0.5%	364	798,606	3.7%	$14.75	2.6%
2015	769	2,472,036	3.1%	13.64	2.8%	43	800,269	1.4%	7.91	0.8%	726	1,671,767	7.8%	16.38	6.1%
2016	991	3,726,665	4.7%	13.77	4.3%	67	1,531,594	2.6%	7.90	1.6%	924	2,195,071	10.3%	17.87	8.8%
2017	1,004	3,478,784	4.4%	14.83	4.3%	55	1,290,495	2.2%	8.42	1.5%	949	2,188,289	10.2%	18.61	9.1%
2018	747	2,451,948	3.1%	16.51	3.4%	43	819,238	1.4%	11.38	1.3%	704	1,632,710	7.6%	19.09	7.0%
2019	712	2,903,487	3.6%	14.47	3.5%	53	1,277,163	2.2%	9.29	1.6%	659	1,626,324	7.6%	18.54	6.7%
2020	493	2,530,429	3.2%	13.52	2.9%	50	1,378,226	2.4%	8.96	1.7%	443	1,152,203	5.4%	18.97	4.9%
2021	376	1,875,454	2.3%	15.20	2.4%	38	880,225	1.5%	10.31	1.2%	338	995,229	4.7%	19.53	4.3%
2022	387	1,820,299	2.3%	16.25	2.5%	39	780,743	1.3%	9.70	1.0%	348	1,039,556	4.9%	21.18	4.9%
2023	418	2,201,768	2.8%	15.49	2.9%	48	1,053,986	1.8%	9.46	1.3%	370	1,147,782	5.4%	21.02	5.4%
2024+	3,144	55,240,884	69.1%	15.06	69.7%	1,311	48,319,010	82.5%	13.49	87.5%	1,833	6,921,874	32.4%	26.02	40.2%

LEASE RETENTION RATE
			By Count	By GLA
Twelve Months Ended 3/31/15			76.2%	80.8%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes ground leases.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 30

REDEVELOPMENT & OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Construction		Expected
				Percent	Stabilization	Percent	Total	NOI
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	Yield

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS

1	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Construction of a new 13K SF CVS drive-thru pharmacy outparcel	79.6%	Dec-16	12%	$3,831	11.8%
2	Applegate Ranch Shopping Center	Merced, CA	Construction of a new 5K SF Applebee's Neighborhood Grill & Bar	98.5%	Dec-15	8%	702	10.6%
3	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Reconfigure former freestanding Barnes & Noble with a 3K SF Habit Burger Grill, a 3K SF Pacific Fish Grill and two additional small shop retailers	92.8%	Dec-15	3%	2,561	11.1%
4	Park Hills Plaza	Altoona, PA	Construction of a 4K SF Red Robin outparcel	96.4%	Dec-15	30%	253	23.7%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$7,347	11.9%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 31

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2013 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,636,387	94.1%	91.6%	$61,573	$18.43	5.8%	4.2%	6.7%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,685,121	98.1%	96.8%	28,460	17.39	1.7%	1.9%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	3,949,363	91.8%	87.8%	43,954	12.65	3.1%	4.6%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	2,979,923	93.2%	91.3%	40,059	14.67	3.1%	3.4%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	37	4,612,061	95.1%	94.7%	47,785	11.21	7.1%	5.3%	5.2%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,210,842	94.6%	92.8%	54,177	15.33	5.2%	4.9%	5.9%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	95.6%	95.6%	4,614	10.69	0.6%	0.5%	0.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,699,280	89.1%	85.5%	19,710	13.58	1.9%	2.0%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	24	3,587,684	90.5%	89.6%	33,203	10.33	4.6%	4.1%	3.6%
10	Boston-Cambridge-Newton, MA-NH	5	536,315	84.2%	81.2%	5,293	12.12	1.0%	0.6%	0.6%
	Top 10 Largest US MSAs by Population	177	27,348,236	93.2%	91.3%	338,829	13.82	34.0%	31.6%	36.8%

11	San Francisco-Oakland-Hayward, CA	2	476,983	99.3%	92.2%	9,044	23.96	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	34.9%	33.7%	454	10.88	0.2%	0.1%	—%
13	Riverside-San Bernardino-Ontario, CA	4	537,795	94.7%	94.3%	6,474	12.80	0.8%	0.6%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,605,162	94.0%	89.7%	16,272	11.61	1.7%	1.9%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,183,720	92.3%	89.9%	12,797	12.46	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	507,514	97.2%	96.6%	8,904	18.64	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,387,102	93.1%	92.1%	25,900	12.29	2.9%	2.8%	2.8%
19	St. Louis, MO-IL	4	658,025	92.0%	78.9%	4,970	8.26	0.8%	0.8%	0.5%
20	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,617	11.96	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	223	35,042,924	93.2%	91.0%	426,262	13.63	42.9%	40.5%	46.4%

21	Denver-Aurora-Lakewood, CO	5	1,199,699	95.8%	95.8%	14,026	12.27	1.0%	1.4%	1.5%
22	Pittsburgh, PA	1	218,714	95.7%	95.7%	1,614	8.51	0.2%	0.3%	0.2%
23	Charlotte-Concord-Gastonia, NC-SC	6	1,708,401	88.6%	82.1%	13,506	9.80	1.2%	2.0%	1.5%
24	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Orlando-Kissimmee-Sanford, FL	7	996,317	91.2%	88.9%	14,873	16.73	1.3%	1.2%	1.6%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	100.0%	97.9%	1,965	18.97	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,920,422	96.4%	94.0%	20,247	12.57	1.3%	2.2%	2.2%
29	Cleveland-Elyria, OH	7	1,450,197	92.9%	91.8%	14,547	10.81	1.3%	1.7%	1.6%
30	Kansas City, MO-KS	4	602,466	91.3%	89.3%	4,244	7.85	0.8%	0.7%	0.5%
31	Las Vegas-Henderson-Paradise, NV	3	609,661	94.1%	89.7%	8,019	13.98	0.6%	0.7%	0.9%
32	Columbus, OH	4	449,480	87.0%	86.5%	3,809	10.33	0.8%	0.5%	0.4%
33	Indianapolis-Carmel-Anderson, IN	4	881,306	82.4%	82.2%	6,080	8.40	0.8%	1.0%	0.7%
34	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
35	Austin-Round Rock, TX	1	168,112	96.4%	96.4%	1,287	7.94	0.2%	0.2%	0.1%
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,275,479	90.8%	90.2%	11,861	10.34	1.3%	1.5%	1.3%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	92.3%	91.6%	3,342	17.77	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	99.1%	99.1%	1,532	10.44	0.2%	0.2%	0.2%
39	Milwaukee-Waukesha-West Allis, WI	4	710,335	93.5%	87.1%	6,651	10.01	0.8%	0.8%	0.7%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2013 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
40	Jacksonville, FL	5	827,528	81.7%	76.0%	8,135	12.12	1.0%	1.0%	0.9%
41	Memphis, TN-MS-AR	1	658,178	86.6%	86.0%	6,957	12.44	0.2%	0.8%	0.8%
42	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
43	Louisville/Jefferson County, KY-IN	4	685,704	90.0%	89.9%	6,238	10.43	0.8%	0.8%	0.7%
44	Richmond, VA	2	215,897	93.7%	92.7%	2,588	12.79	0.4%	0.2%	0.3%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Hartford-West Hartford-East Hartford, CT	4	893,943	93.4%	88.8%	11,337	16.23	0.8%	1.0%	1.2%
47	Raleigh, NC	2	291,027	94.5%	94.5%	3,470	12.72	0.4%	0.3%	0.4%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	95.0%	92.5%	1,288	14.58	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	306	51,358,400	92.6%	90.3%	593,878	13.04	58.8%	59.3%	64.6%

	MSAs Ranked 51 - 100 by Population	68	11,807,339	90.8%	88.6%	114,985	11.41	13.1%	13.6%	12.5%

	Other MSAs	146	23,382,236	92.7%	91.1%	210,655	10.62	28.1%	27.0%	22.9%

TOTAL		520	86,547,975	92.4%	90.3%	$919,518	$12.19	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 33

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,636,387	94.1%	91.6%	$61,573	$18.43	5.8%	4.2%	6.7%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	27	4,210,842	94.6%	92.8%	54,177	15.33	5.2%	4.9%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	37	4,612,061	95.1%	94.7%	47,785	11.21	7.1%	5.3%	5.2%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	3,949,363	91.8%	87.8%	43,954	12.65	3.1%	4.6%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	2,979,923	93.2%	91.3%	40,059	14.67	3.1%	3.4%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	24	3,587,684	90.5%	89.6%	33,203	10.33	4.6%	4.1%	3.6%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,685,121	98.1%	96.8%	28,460	17.39	1.7%	1.9%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,387,102	93.1%	92.1%	25,900	12.29	2.9%	2.8%	2.8%
9	Cincinnati, OH-KY-IN	28	7	1,920,422	96.4%	94.0%	20,247	12.57	1.3%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,699,280	89.1%	85.5%	19,710	13.58	1.9%	2.0%	2.1%
	10 Largest MSAs by ABR	—	191	30,668,185	93.5%	91.6%	375,069	13.71	36.7%	35.4%	40.8%

11	Detroit-Warren-Dearborn, MI	14	9	1,605,162	94.0%	89.7%	16,272	11.61	1.7%	1.9%	1.8%
12	Orlando-Kissimmee-Sanford, FL	26	7	996,317	91.2%	88.9%	14,873	16.73	1.3%	1.2%	1.6%
13	Cleveland-Elyria, OH	29	7	1,450,197	92.9%	91.8%	14,547	10.81	1.3%	1.7%	1.6%
14	Denver-Aurora-Lakewood, CO	21	5	1,199,699	95.8%	95.8%	14,026	12.27	1.0%	1.4%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	68	5	1,298,479	98.7%	97.7%	13,717	11.37	1.0%	1.5%	1.5%
16	Charlotte-Concord-Gastonia, NC-SC	23	6	1,708,401	88.6%	82.1%	13,506	9.80	1.2%	2.0%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,183,720	92.3%	89.9%	12,797	12.46	1.5%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,275,479	90.8%	90.2%	11,861	10.34	1.3%	1.5%	1.3%
19	Hartford-West Hartford-East Hartford, CT	46	4	893,943	93.4%	88.8%	11,337	16.23	0.8%	1.0%	1.2%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	98.1%	96.5%	10,489	16.02	0.6%	0.8%	1.1%
	20 Largest MSAs by ABR	—	252	42,957,094	93.4%	91.3%	508,493	13.29	48.5%	49.6%	55.3%

21	Naples-Immokalee-Marco Island, FL	149	4	755,309	96.0%	85.3%	10,327	14.31	0.8%	0.9%	1.1%
22	Binghamton, NY	186	4	751,207	98.9%	97.4%	9,732	13.10	0.8%	0.9%	1.1%
23	San Francisco-Oakland-Hayward, CA	11	2	476,983	99.3%	92.2%	9,044	23.96	0.4%	0.6%	1.0%
24	San Diego-Carlsbad, CA	17	2	507,514	97.2%	96.6%	8,904	18.64	0.4%	0.6%	1.0%
25	Jacksonville, FL	40	5	827,528	81.7%	76.0%	8,135	12.12	1.0%	1.0%	0.9%
26	Las Vegas-Henderson-Paradise, NV	31	3	609,661	94.1%	89.7%	8,019	13.98	0.6%	0.7%	0.9%
27	Vallejo-Fairfield, CA	122	1	495,239	98.2%	96.5%	7,849	16.22	0.2%	0.6%	0.9%
28	Fresno, CA	56	2	436,334	97.8%	97.8%	7,319	17.16	0.4%	0.5%	0.8%
29	New Haven-Milford, CT	63	6	572,225	91.4%	87.1%	7,306	13.99	1.2%	0.7%	0.8%
30	Norwich-New London, CT	169	2	433,532	98.9%	95.6%	7,080	16.51	0.4%	0.5%	0.8%
31	Memphis, TN-MS-AR	41	1	658,178	86.6%	86.0%	6,957	12.44	0.2%	0.8%	0.8%
32	Port St. Lucie, FL	116	5	637,254	79.0%	78.5%	6,922	13.74	1.0%	0.7%	0.8%
33	Milwaukee-Waukesha-West Allis, WI	39	4	710,335	93.5%	87.1%	6,651	10.01	0.8%	0.8%	0.7%
34	Riverside-San Bernardino-Ontario, CA	13	4	537,795	94.7%	94.3%	6,474	12.80	0.8%	0.6%	0.7%
35	Louisville/Jefferson County, KY-IN	43	4	685,704	90.0%	89.9%	6,238	10.43	0.8%	0.8%	0.7%
36	Indianapolis-Carmel-Anderson, IN	33	4	881,306	82.4%	82.2%	6,080	8.40	0.8%	1.0%	0.7%
37	Worcester, MA-CT	58	4	589,104	80.4%	80.4%	6,030	12.74	0.8%	0.7%	0.7%
38	Boston-Cambridge-Newton, MA-NH	10	5	536,315	84.2%	81.2%	5,293	12.12	1.0%	0.6%	0.6%
39	Scranton--Wilkes-Barre--Hazleton, PA	95	2	610,539	98.9%	98.9%	5,271	19.55	0.4%	0.7%	0.6%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
40	Ann Arbor, MI	147	3	663,535	98.1%	92.4%	5,101	7.84	0.6%	0.8%	0.6%
41	Springfield, MA	86	3	450,657	96.0%	96.0%	4,989	13.63	0.6%	0.5%	0.5%
42	St. Louis, MO-IL	19	4	658,025	92.0%	78.9%	4,970	8.26	0.8%	0.8%	0.5%
43	Dayton, OH	71	3	532,562	96.2%	93.4%	4,925	11.84	0.6%	0.6%	0.5%
44	College Station-Bryan, TX	189	4	491,763	93.4%	93.4%	4,827	15.20	0.8%	0.6%	0.5%
45	Wilmington, NC	175	2	379,107	89.4%	89.4%	4,813	14.36	0.4%	0.4%	0.5%
46	Winston-Salem, NC	82	3	438,898	92.9%	92.5%	4,784	12.12	0.6%	0.5%	0.5%
47	Greensboro-High Point, NC	73	1	406,768	99.0%	97.8%	4,768	11.84	0.2%	0.5%	0.5%
48	North Port-Sarasota-Bradenton, FL	74	4	556,862	90.9%	87.9%	4,666	9.30	0.8%	0.6%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	3	451,260	95.6%	95.6%	4,614	10.69	0.6%	0.5%	0.5%
50	Corpus Christi, TX	114	4	565,070	84.3%	84.3%	4,603	11.82	0.8%	0.7%	0.5%
	50 Largest MSAs by ABR	—	350	60,263,663	93.0%	90.7%	701,184	13.18	67.3%	69.6%	76.3%

51	Kansas City, MO-KS	30	4	602,466	91.3%	89.3%	4,244	7.85	0.8%	0.7%	0.5%
52	Manchester-Nashua, NH	131	2	348,189	97.6%	97.6%	4,032	19.20	0.4%	0.4%	0.4%
53	Columbus, OH	32	4	449,480	87.0%	86.5%	3,809	10.33	0.8%	0.5%	0.4%
54	Pittsfield, MA	314	1	442,354	100.0%	100.0%	3,803	19.54	0.2%	0.5%	0.4%
55	Charleston-North Charleston, SC	76	3	556,809	82.7%	82.3%	3,648	7.98	0.6%	0.6%	0.4%
56	Mobile, AL	127	1	606,731	90.2%	90.2%	3,637	6.75	0.2%	0.7%	0.4%
57	Roanoke, VA	159	4	522,010	88.5%	88.5%	3,494	8.66	0.8%	0.6%	0.4%
58	Boulder, CO	160	1	278,730	74.7%	70.4%	3,484	16.73	0.2%	0.3%	0.4%
59	Raleigh, NC	47	2	291,027	94.5%	94.5%	3,470	12.72	0.4%	0.3%	0.4%
60	Panama City, FL	226	2	397,512	97.1%	97.1%	3,408	8.83	0.4%	0.5%	0.4%
61	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	92.3%	91.6%	3,342	17.77	0.4%	0.2%	0.4%
62	Spartanburg, SC	152	1	357,051	86.3%	84.7%	3,259	11.15	0.2%	0.4%	0.4%
63	Atlantic City-Hammonton, NJ	168	1	179,199	99.1%	96.0%	3,243	18.26	0.2%	0.2%	0.4%
64	Jackson, MS	93	3	406,316	78.8%	78.8%	3,197	10.14	0.6%	0.5%	0.3%
65	Bakersfield, CA	62	1	240,328	97.4%	97.4%	3,184	13.85	0.2%	0.3%	0.3%
66	Saginaw, MI	220	2	468,998	78.9%	78.2%	3,091	10.91	0.4%	0.5%	0.3%
67	Greenville-Anderson-Mauldin, SC	65	2	220,723	93.1%	86.1%	2,959	14.41	0.4%	0.3%	0.3%
68	Greenville, NC	237	1	233,153	96.8%	96.8%	2,916	12.92	0.2%	0.3%	0.3%
69	Lexington-Fayette, KY	107	2	414,960	97.0%	93.4%	2,897	7.20	0.4%	0.5%	0.3%
70	Toledo, OH	89	2	609,066	76.3%	76.3%	2,867	6.17	0.4%	0.7%	0.3%
71	Savannah, GA	143	2	224,201	94.7%	80.8%	2,856	13.63	0.4%	0.3%	0.3%
72	Hilton Head Island-Bluffton-Beaufort, SC	218	2	227,761	94.4%	93.1%	2,836	13.19	0.4%	0.3%	0.3%
73	Elkhart-Goshen, IN	217	2	445,534	97.1%	97.1%	2,823	6.53	0.4%	0.5%	0.3%
74	Tullahoma-Manchester, TN	378	3	433,744	95.3%	95.3%	2,740	6.63	0.6%	0.5%	0.3%
75	Odessa, TX	279	1	365,559	100.0%	100.0%	2,740	12.00	0.2%	0.4%	0.3%
76	Des Moines-West Des Moines, IA	91	2	507,008	90.6%	83.3%	2,706	5.89	0.4%	0.6%	0.3%
77	Traverse City, MI	288	1	412,755	96.9%	96.9%	2,646	27.57	0.2%	0.5%	0.3%
78	Baltimore-Columbia-Towson, MD	20	1	218,862	100.0%	100.0%	2,617	11.96	0.2%	0.3%	0.3%
79	Portland-South Portland, ME	104	2	391,746	92.2%	92.2%	2,601	13.49	0.4%	0.5%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 35

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
80	Richmond, VA	44	2	215,897	93.7%	92.7%	2,588	12.79	0.4%	0.2%	0.3%
81	Lafayette, LA	108	3	433,329	93.9%	88.9%	2,514	6.17	0.6%	0.5%	0.3%
82	Blacksburg-Christiansburg-Radford, VA	232	1	180,220	98.8%	98.3%	2,451	14.00	0.2%	0.2%	0.3%
83	Bridgeport-Stamford-Norwalk, CT	57	1	160,536	87.9%	57.9%	2,414	17.10	0.2%	0.2%	0.3%
84	Fort Wayne, IN	123	2	254,101	80.2%	79.8%	2,390	13.72	0.4%	0.3%	0.3%
85	Lancaster, PA	102	3	236,006	96.7%	94.7%	2,383	10.44	0.6%	0.3%	0.3%
86	Chattanooga, TN-GA	99	2	339,426	95.1%	95.1%	2,369	7.97	0.4%	0.4%	0.3%
87	Dover, DE	243	1	191,974	99.0%	99.0%	2,264	11.92	0.2%	0.2%	0.2%
88	Altoona, PA	323	1	278,586	96.4%	94.9%	2,209	8.22	0.2%	0.3%	0.2%
89	Merced, CA	176	1	142,348	98.5%	94.0%	2,189	15.60	0.2%	0.2%	0.2%
90	Corning, NY	383	1	253,335	100.0%	98.9%	2,071	8.18	0.2%	0.3%	0.2%
91	Davenport-Moline-Rock Island, IA-IL	136	3	290,643	93.6%	92.2%	2,030	7.46	0.6%	0.3%	0.2%
92	Duluth, MN-WI	166	1	182,969	99.3%	99.3%	2,010	11.06	0.2%	0.2%	0.2%
93	Concord, NH	287	1	182,887	100.0%	100.0%	1,989	11.13	0.2%	0.2%	0.2%
94	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	100.0%	97.9%	1,965	18.97	0.2%	0.1%	0.2%
95	York-Hanover, PA	115	1	153,088	100.0%	100.0%	1,944	12.93	0.2%	0.2%	0.2%
96	Santa Maria-Santa Barbara, CA	120	1	179,495	96.4%	96.4%	1,905	11.91	0.2%	0.2%	0.2%
97	Rutland, VT	525	1	224,514	97.7%	97.7%	1,864	8.61	0.2%	0.3%	0.2%
98	Hickory-Lenoir-Morganton, NC	145	2	295,970	76.6%	76.6%	1,860	8.20	0.4%	0.3%	0.2%
99	Springfield, IL	207	2	178,644	93.0%	93.0%	1,821	10.96	0.4%	0.2%	0.2%
100	Harrisburg-Carlisle, PA	96	1	214,628	92.1%	92.1%	1,784	9.02	0.2%	0.2%	0.2%
	100 Largest MSAs by ABR	—	439	76,013,471	92.7%	90.6%	838,747	12.64	84.4%	87.8%	91.2%

	Other MSAs	—	81	10,534,504	89.9%	88.3%	80,770	8.90	15.6%	12.2%	8.8%

TOTAL		—	520	86,547,975	92.4%	90.3%	$919,518	$12.19	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 36

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Alabama	4	984,573	92.6%	92.6%	$6,868	$7.60	0.8%	1.1%	0.7%
2	Arizona	2	288,110	60.6%	56.6%	1,941	11.12	0.4%	0.3%	0.2%
3	California	29	5,780,002	97.7%	96.1%	89,785	16.50	5.6%	6.7%	9.8%
4	Colorado	6	1,478,429	91.8%	91.0%	17,510	12.96	1.2%	1.7%	1.9%
5	Connecticut	15	2,262,692	93.6%	88.0%	29,840	15.14	2.9%	2.6%	3.2%
6	Delaware	1	191,974	99.0%	99.0%	2,264	11.92	0.2%	0.2%	0.2%
7	Florida	58	9,003,162	90.2%	87.3%	100,840	12.76	11.2%	10.4%	11.0%
8	Georgia	37	5,271,649	88.7%	87.4%	44,563	9.61	7.1%	6.1%	4.8%
9	Illinois	24	4,785,226	91.9%	88.6%	50,457	11.90	4.6%	5.5%	5.5%
10	Indiana	12	1,964,063	87.5%	87.3%	14,881	8.83	2.3%	2.3%	1.6%
11	Iowa	5	779,648	91.7%	86.4%	4,777	6.68	1.0%	0.9%	0.5%
12	Kansas	2	366,972	91.5%	87.6%	2,875	11.12	0.4%	0.4%	0.3%
13	Kentucky	12	2,575,516	95.9%	93.4%	20,956	9.06	2.3%	3.0%	2.3%
14	Louisiana	4	612,368	95.1%	91.5%	3,591	6.17	0.8%	0.7%	0.4%
15	Maine	2	391,746	92.2%	92.2%	2,601	13.49	0.4%	0.5%	0.3%
16	Maryland	5	776,424	97.9%	97.5%	9,581	12.66	1.0%	0.9%	1.0%
17	Massachusetts	10	1,702,969	92.1%	91.1%	18,312	14.61	1.9%	2.0%	2.0%
18	Michigan	19	3,710,665	92.0%	88.3%	32,136	11.05	3.7%	4.3%	3.5%
19	Minnesota	10	1,475,175	91.9%	89.8%	15,364	11.91	1.9%	1.7%	1.7%
20	Mississippi	3	406,316	78.8%	78.8%	3,197	10.14	0.6%	0.5%	0.3%
21	Missouri	6	862,775	93.0%	83.0%	6,074	7.69	1.2%	1.0%	0.7%
22	Nevada	3	609,661	94.1%	89.7%	8,019	13.98	0.6%	0.7%	0.9%
23	New Hampshire	5	769,577	88.7%	88.7%	7,314	13.70	1.0%	0.9%	0.8%
24	New Jersey	17	2,981,748	94.2%	88.8%	40,504	15.29	3.3%	3.4%	4.4%
25	New Mexico	2	83,800	100.0%	100.0%	919	10.97	0.4%	0.1%	0.1%
26	New York	33	4,345,358	93.5%	90.9%	62,345	15.44	6.3%	5.0%	6.8%
27	North Carolina	21	4,326,270	90.1%	87.3%	39,182	10.49	4.0%	5.0%	4.3%
28	Ohio	24	4,529,730	91.3%	90.6%	41,990	10.73	4.6%	5.2%	4.6%
29	Oklahoma	1	186,851	100.0%	100.0%	1,765	9.44	0.2%	0.2%	0.2%
30	Pennsylvania	37	6,060,862	96.0%	95.3%	67,588	13.43	7.1%	7.0%	7.4%
31	Rhode Island	1	148,126	99.1%	99.1%	1,532	10.44	0.2%	0.2%	0.2%
32	South Carolina	8	1,362,344	87.3%	85.4%	12,702	10.86	1.5%	1.6%	1.4%
33	Tennessee	16	3,238,286	92.2%	91.8%	28,160	9.90	3.1%	3.7%	3.1%
34	Texas	67	9,551,508	93.8%	93.0%	104,330	12.57	12.9%	11.0%	11.3%
35	Vermont	1	224,514	97.7%	97.7%	1,864	8.61	0.2%	0.3%	0.2%
36	Virginia	11	1,446,496	87.4%	87.0%	13,754	11.46	2.1%	1.7%	1.5%
37	West Virginia	2	251,500	95.4%	95.4%	1,978	8.25	0.4%	0.3%	0.2%
38	Wisconsin	5	760,890	93.1%	87.1%	7,159	10.11	1.0%	0.9%	0.8%

TOTAL		520	86,547,975	92.4%	90.3%	$919,518	$12.19	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 37

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.5%	$900	$12.31	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	90.2%	3,637	6.75	Sam's Club*	Belk, Best Buy, Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	99.0%	1,532	6.68	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	88.9%	799	12.80	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	34.9%	454	10.88	—	Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	78.8%	1,487	11.19	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	142,348	98.5%	2,189	15.60	SuperTarget*	Marshalls, Petco	Walmart
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	97.4%	3,184	13.85	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	1,943	16.84	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	85.3%	1,028	17.81	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	98.7%	3,724	21.56	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	100.0%	1,355	9.17	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	100.0%	1,965	18.97	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,410	14.28	Vons (Safeway)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.1%	3,595	14.16	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Shopping Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2012	179,495	96.4%	1,905	11.91	Vons (Safeway)	Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	99,315	100.0%	1,135	12.04	Grocery Outlet	Fallas Paredes, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	96.0%	4,953	18.55	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	2015	125,187	92.2%	1,642	14.71	Barons Market	—
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	98.3%	6,590	18.95	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,038	10.05	Food 4 Less	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	95.5%	868	5.69	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2015	176,510	100.0%	2,624	32.39	—	Kohl's, Party City, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2014	300,473	98.9%	6,420	21.66	99 Ranch Market	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,772	92.8%	4,924	20.51	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,041	7.27	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1997	169,963	100.0%	4,543	26.73	Ralphs (Kroger), Trader Joe's	CVS, Fitness Elite for Women
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	408,800	96.5%	7,494	19.77	Vons (Safeway)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	98.5%	3,425	21.11	Smart & Final Extra!	T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,738	26.36	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,481	12.03	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Shopping Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,956	10.22	Vons (Safeway)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	95.7%	2,764	14.30	Stater Bros.	Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	1,003	18.85	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	495,239	98.2%	7,849	16.22	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	710	7.46	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2003	466,363	98.1%	6,007	13.13	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Gordmans, Kohl's
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.4%	1,254	7.55	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	88.0%	1,451	13.50	Walmart Neighborhood Market	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2004	278,730	74.7%	3,484	16.73	Whole Foods Market, Costco*, SuperTarget*	T.J.Maxx
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	337,470	93.9%	4,604	14.53	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,409	16.41	Costco	Dick's Sporting Goods, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	108,627	95.3%	2,428	23.46	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	100.0%	2,661	13.52	Super Stop & Shop (Ahold)	Kohl's
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	89.8%	898	13.82	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	94.5%	509	7.00	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2015	339,775	87.8%	4,039	13.53	Sam's Club*, Walmart Supercenter*	Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Hobby Lobby, Savers	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	554	10.20	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.61	Xpect Discounts	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,462	16.43	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	104,017	88.4%	1,603	17.44	—	Barnes & Noble, Dollar Tree, DSW, PetSmart

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	95.6%	1,815	14.30	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2015	160,536	87.9%	2,414	17.10	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	93.5%	1,193	11.12	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	87.0%	2,096	13.17	Super Stop & Shop (Ahold)	Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	98.0%	4,419	19.05	—	Babies"R"Us, Dick’s Sporting Goods	Best Buy
57	North Dover Shopping Center	Dover	DE	Dover, DE	2013	191,974	99.0%	2,264	11.92	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	81.3%	456	13.21	—	Dollar Tree, Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	96.0%	1,604	10.68	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	368,098	97.8%	3,270	12.17	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	997	13.23	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	95.8%	5,912	21.64	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	80.7%	2,744	12.80	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,238	79.6%	1,591	22.14	—	Broward County Library
65	Northgate S.C.	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.2%	1,268	7.00	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	95.3%	1,676	11.21	Publix	Bealls Outlet
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	93.7%	751	14.58	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,611	10.28	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	100.0%	740	8.48	Winn-Dixie (BI-LO)	CVS, Family Dollar
70	Regency Park	Jacksonville	FL	Jacksonville, FL	2006	334,065	78.3%	2,200	8.41	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hobby Lobby
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	63.3%	1,765	25.54	—	Best Buy, David's Bridal
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.6%	1,250	12.91	Publix Sabor	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2015	133,520	92.6%	1,961	15.85	Walmart Neighborhood Market	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	180,853	94.8%	1,747	10.49	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,830	96.2%	2,132	20.18	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,669	82.4%	4,000	17.38	Walmart Supercenter*	Annas Linens, Marshalls, Office Depot, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	100.0%	2,527	10.32	Winn-Dixie (BI-LO)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,921	9.07	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	100.0%	3,385	17.15	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Shopping Center	Naples	FL	Naples-Immokalee-Marco Island, FL	2015	232,820	88.7%	2,888	13.98	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, YouFit Health Club
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.1%	866	11.22	Publix	Zone Fitness Club
82	Southgate	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	238,838	97.1%	2,218	10.00	Publix	Bealls Outlet, Big Lots, Old Time Pottery, YouFit Health Club
83	Presidential Plaza	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	80.8%	701	9.82	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	379	29.37	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	100.0%	2,289	16.23	—	Burlington Stores, LA Fitness	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	935	12.42	Publix	—
87	Hunters Creek	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	98.2%	1,114	15.50	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2015	408,098	83.3%	7,152	22.36	—	Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	824	12.77	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	161,388	82.6%	2,337	17.53	—	Goodwill, Martin Memorial, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	88.4%	1,022	11.70	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	2015	298,685	100.0%	2,386	7.99	Walmart Supercenter	Big Lots, Harbor Freight Tools, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	83.2%	1,077	9.69	—	Bealls Outlet, Big Lots, Sears Home Appliance Showroom	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	97.5%	2,630	13.59	Winn-Dixie (BI-LO)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.1%	1,802	13.32	Publix	Fortis Institute, Walgreens
96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	81.4%	910	11.74	Winn-Dixie (BI-LO)	Dollar Tree
97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	558	10.27	Winn-Dixie (BI-LO)	—
98	Cobblestone Village I and II	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	87.4%	598	17.36	SuperTarget*	Blue Fish Restaurant, The Zoo Health Club
99	Beneva Village Shops	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	82.1%	1,291	11.11	Publix	Harbor Freight Tools, Walgreens, YouFit Health Club
100	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	99.0%	1,942	11.62	Publix	Big Lots, Crunch Fitness, HomeGoods
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	128,405	73.3%	1,195	12.69	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1995	146,579	95.1%	912	6.55	—	Burlington Stores, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,081	92.0%	3,052	12.70	Publix	Bealls, Bed Bath & Beyond, Michaels, Petco

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	83.8%	1,566	13.92	Publix	CVS, Dollar Tree
105	Bay Point Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	103,986	82.4%	887	10.35	Publix	Bealls Outlet
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	92.2%	1,120	8.12	Winn-Dixie (BI-LO)	Bealls Outlet, Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	91.6%	927	9.13	—	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	80.4%	1,451	8.63	Winn-Dixie (BI-LO)	Bealls Outlet, Big Lots, Chuck E. Cheese’s
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	153,246	60.6%	1,048	11.29	Publix	Family Dollar
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	91.2%	1,213	12.08	Patel Brothers	Dollar Tree, LA Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	93,673	93.3%	1,315	15.05	Publix	Rarehues
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	91.4%	1,104	13.33	—	Deal$, Ross Dress for Less
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,188	15.01	Publix	Petco, T.J.Maxx
114	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	907	6.97	Winn-Dixie (BI-LO)	Pet Supermarket, T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	80.3%	525	5.96	Publix	Bealls Outlet
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	95.9%	1,115	16.94	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	535	6.23	Harveys (BI-LO)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	332,364	98.2%	4,968	15.22	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.5%	761	5.51	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	442,200	92.3%	4,049	10.06	City Farmers Market	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	70.5%	1,092	7.45	—	Burlington Stores, Dollar Tree
122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	99.1%	469	7.15	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	—	2002	79,047	86.8%	940	13.70	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	544	8.55	Kroger	—
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	95.3%	1,897	11.62	Walmart Supercenter*	Mattress Firm, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	653	6.18	Harveys (BI-LO)	Belk, Citi Trends, Cordele Theatres
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	89.8%	993	6.33	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	89.0%	655	10.93	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	89.3%	1,101	13.00	Kroger	Anytime Fitness
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	86.2%	481	7.55	BI-LO	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	94.0%	804	10.99	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	67.8%	479	15.18	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	92,520	100.0%	671	7.25	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	118,938	87.6%	601	5.99	Harveys (BI-LO)	Bealls Outlet, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	97.1%	1,627	10.81	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	83.6%	1,129	8.88	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,133	9.75	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	90.9%	1,153	13.07	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	82.2%	1,070	12.30	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2015	239,013	77.6%	687	3.83	—	Dollar Tree, Kmart, Ollie's Bargain Outlet
141	North Park	Macon	GA	Macon, GA	2013	216,795	98.3%	1,303	6.11	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	97.8%	500	9.30	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	78.4%	887	10.00	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	157,888	87.9%	1,694	12.20	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	76.5%	923	6.70	Kroger	Ace Hardware, Bealls Outlet, Goody's
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	88.4%	525	8.51	Food Depot	—
147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	257	18.64	Walmart Supercenter*	—
148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.0%	958	9.67	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	97.4%	1,762	15.09	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,155	81.5%	2,246	14.64	Kroger	—
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	93.3%	1,809	5.58	Walmart Supercenter	Hobby Lobby, NCG Cinemas
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2015	101,462	91.5%	1,094	11.78	Kroger	—
153	Davenport Retail Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1996	62,588	100.0%	720	11.50	SuperTarget*	Party City, PetSmart, Staples
154	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	87.3%	601	6.05	Hy-Vee	—
155	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	238,803	97.9%	1,286	5.50	—	Burlington Stores, Hobby Lobby
156	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	268,205	84.1%	1,420	6.29	Price Chopper	Big Lots, Northern Tool + Equipment, Office Depot

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

157	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	96.7%	750	8.05	Hy-Vee	Target	Target
158	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	192,904	100.0%	2,965	15.37	Trader Joe's	Barnes & Noble, Binny's Beverage Depot, hhgregg, Petco
159	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	1,951	14.22	—	Savers, XSport Fitness	Kohl's
160	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	93.0%	303	5.61	Kroger	—
161	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	76.7%	294	6.02	—	Big Lots, Dollar General
162	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	94.7%	2,059	10.97	Shop 'n Save	Hobby Lobby, Walgreen's
163	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	95.7%	4,021	13.93	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
164	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	488,680	90.9%	5,305	13.17	Ultra Foods	Best Buy, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
165	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	273,060	86.3%	2,333	9.90	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
166	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,849	97.7%	2,060	15.99	Joe Caputo & Sons Fruit Market	Walgreens
167	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	90.3%	1,997	9.13	—	Big Lots, Hobby Lobby, T.J.Maxx
168	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.8%	1,393	12.56	Jewel-Osco (Albertsons)	Ace Hardware
169	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	100.0%	570	6.49	Cub Foods (Supervalu)	Stone's Hallmark
170	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	326,422	96.3%	2,664	8.75	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
171	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	100.0%	2,861	16.68	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
172	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,566	14.86	Sunset Foods	—
173	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,046	66.7%	1,732	10.82	Ultra Foods	Jo-Ann Fabric & Craft Stores, Office Depot
174	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	85.0%	1,491	15.71	—	—
175	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	669,853	96.4%	7,305	11.31	—	Art Van Furniture, Big Lots, buybuy BABY, Gordmans, hhgregg, Hollywood Palms Cinema, Marshalls, Old Navy, Savers, Ulta
176	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	96.7%	808	10.12	Kroger	—
177	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,979	17.51	—	LA Fitness, Regal Cinemas
178	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	96.4%	710	6.44	Hy-Vee	Eye Surgeons Associates
179	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	575	17.26	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
180	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,247	9.39	Schnucks	U.S. Post Office
181	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	247,460	78.4%	2,269	11.70	Walt's Fine Foods	Tile Shop
182	Meridian Village Plaza	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	85.4%	925	8.29	—	Godby Home Furnishings, Ollie's Bargain Outlet
183	Columbus Center	Columbus	IN	Columbus, IN	2005	143,050	100.0%	1,502	10.50	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
184	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.2%	575	7.72	Martin's Super Market	CVS
185	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	96.5%	1,904	16.51	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
186	Elkhart Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	98.4%	2,248	6.28	Sam's Club	Walmart
187	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	70.9%	606	7.98	Kroger	—
188	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1982	71,490	97.5%	497	7.14	Marsh Supermarket	Family Dollar
189	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	307	12.95	Walmart Supercenter*	Aaron's
190	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	91.3%	727	8.68	Martin's Super Market	—
191	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	56.7%	487	8.26	Kroger	—
192	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2010	571,967	82.0%	4,051	8.69	Kroger	Kohl's, Sears Outlet, T.J.Maxx
193	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	118,300	88.7%	1,052	10.02	Pay Less (Kroger)	—
194	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	86.2%	1,145	8.54	Hy-Vee	—
195	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	211,454	95.4%	1,730	13.89	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
196	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	99.0%	1,379	6.85	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
197	Kmart Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	874	6.70	—	Kmart, Staples
198	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2015	678,488	97.0%	6,523	12.53	Kroger	Barnes & Noble, Burlington Stores, Harbor Freight Tools, hhgregg, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
199	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	98.9%	747	5.79	Food Lion	Kmart
200	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2005	208,374	85.9%	1,555	9.21	—	King Pin Lanes, Louisville Athletic Club
201	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	95.5%	1,467	7.07	—	Gabriel Brothers, Walmart
202	London Marketplace	London	KY	London, KY	1994	169,032	100.0%	1,110	6.57	Kroger	Goody's, Kmart
203	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,744	9.97	Kroger	—
204	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	83.8%	1,318	10.19	Kroger	—
205	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	136,916	91.0%	1,620	12.99	Kroger	—
206	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,189	7.29	—	Books-A-Million, Hobby Lobby, Office Depot
207	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	98.6%	1,430	7.34	Kroger	Kmart
208	Karam Shopping Center	Lafayette	LA	Lafayette, LA	2015	100,238	83.8%	277	3.29	Super 1 Foods	Conn's

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

209	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	96.5%	734	5.77	Super 1 Foods	—
210	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	97.3%	1,503	7.67	—	Big Lots, Citi Trends, Stage, T.J.Maxx
211	The Pines	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,077	6.16	Super 1 Foods	Kmart
212	Points West	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2007	133,432	98.5%	1,049	7.98	PriceRite (ShopRite)	Citi Trends, Ocean State Job Lot
213	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	86,290	95.3%	1,840	22.38	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
214	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,488	17.07	Walmart Supercenter*	Marshalls, Staples
215	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	92.6%	1,390	11.31	Super Stop & Shop (Ahold)	Ocean State Job Lot
216	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	91.0%	3,692	14.36	Shaw's (Albertsons)	Ocean State Job Lot, T.J.Maxx
217	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	29.4%	156	20.85	Hannaford Bros. (Delhaize)*	—	Walmart
218	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,109	14.21	Shaw's (Albertsons)	Rainbow
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	100.0%	3,803	19.54	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.6%	1,110	11.39	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1998	204,038	66.7%	1,672	12.28	Super Stop & Shop (Ahold)	CW Price
222	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,667	18.06	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	93.5%	644	26.99	—	—
224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	96.5%	2,904	10.28	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
225	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	218,862	100.0%	2,617	11.96	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,849	97.3%	1,748	12.53	Martin's Food (Ahold)	Big Lots
227	BJ's Plaza	Portland	ME	Portland-South Portland, ME	1991	104,233	100.0%	803	7.70	BJ’s Wholesale Club	—
228	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	89.4%	1,798	20.31	—	Big Lots, Lowe's
229	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2000	293,525	98.3%	2,573	8.92	Plum Market	Dunham's Sports
230	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	97.2%	846	10.20	VG's Food (SpartanNash)	ACE Hardware
231	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	87,391	93.6%	784	9.58	—	Dollar Tree, Ollie's Bargain Outlet, True Value
232	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	163,443	78.4%	1,613	12.58	VG's Food (SpartanNash)	Dunham's Sports
233	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	84.4%	669	7.97	D&W Fresh Market (SpartanNash)	—
234	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2005	186,246	95.4%	1,454	8.18	—	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, Planet Fitness
235	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	110,997	85.5%	1,291	14.87	—	Jo-Ann Fabric & Craft Stores, Party City	Kohl's
236	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	276,175	96.6%	2,425	9.09	Kroger	Burlington Stores, CW Price
237	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,377	96.9%	5,677	17.04	—	Best Buy, Emagine Theatre, Kohl's, T.J.Maxx	Target
238	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	187,352	97.5%	1,767	9.68	—	Bed Bath & Beyond, Best Buy, Dunham's Sports
239	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	66.5%	1,324	13.16	Kroger	Ollie's Bargain Outlet, Planet Fitness
240	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	100.0%	2,355	13.42	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx
241	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2002	106,948	76.6%	943	11.50	—	Dollar Castle, Planet Fitness	Burlington Stores
242	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,432	14.08	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
243	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	895	5.78	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
244	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	96.9%	2,646	27.57	Walmart Supercenter	Books-A-Million, The Home Depot
245	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	2015	162,817	75.5%	915	7.44	—	Bargain Club, Office Solutions	Burlington Stores, Target
246	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	99.2%	1,706	6.97	—	Ollie's Bargain Outlet, Wal-Mart
247	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	95.5%	822	6.98	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
248	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	99.0%	2,030	16.41	SuperTarget*	Best Buy, Dollar Tree, Walgreens
249	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	74.8%	557	6.87	ALDI	Jo-Ann Fabric & Craft Stores	Target
250	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	99.3%	2,010	11.06	—	Best Buy, Dunham's Sports, T.J.Maxx
251	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	89.2%	1,876	10.26	Cub Foods (Jerry's Foods)	OfficeMax
252	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	97.4%	1,264	14.75	Cub Foods (Supervalu)*	—
253	Richfield Hub & West Shopping Ctr	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1992	214,527	94.5%	2,397	11.82	Rainbow Foods (Jerry's Foods)	Marshalls, Michaels
254	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	74.8%	739	14.20	Cub Foods (Supervalu)*	Dollar Tree, Hancock Fabrics
255	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	117,873	92.0%	1,477	13.62	—	—
256	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	290,817	90.8%	2,310	11.66	Cub Foods (Supervalu)	Blast Fitness, T.J.Maxx, Valu Thrift Store
257	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	100.0%	705	9.64	Festival Foods	Dollar Tree
258	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2015	136,920	89.4%	1,103	9.01	—	Lukas Liquors, Michaels, Party City, The Sports Authority
259	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2013	207,317	95.8%	1,416	7.24	ALDI	Florissant Furniture & Rug Gallery, Office Depot, Ross Dress for Less
260	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.9%	803	5.76	Price Chopper	—

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

261	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.0%	1,440	9.18	Price Chopper	Ace Hardware
262	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	88.0%	856	7.80	Price Chopper	—
263	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.5%	455	6.95	Shop 'n Save (Supervalu)	—
264	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	100.0%	1,075	9.87	Kroger	—
265	County Line Plaza	Jackson	MS	Jackson, MS	2014	221,127	66.8%	1,781	12.05	—	Conn's, Kirkland's, Tuesday Morning
266	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	82.5%	341	5.82	Kroger*	Books-A-Million, Office Depot
267	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	100.0%	1,425	13.65	—	Dollar Tree, Golf Galaxy, REI
268	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	272,240	85.6%	2,853	12.24	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Warehouse
269	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	348,604	82.6%	1,600	8.77	—	Big Lots, The Home Depot, Value City Furniture
270	Macon Plaza	Franklin	NC	—	2001	92,787	86.9%	442	5.48	BI-LO	Peebles
271	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	91.3%	2,045	12.15	Kroger	OfficeMax, PetSmart	Target, The Home Depot
272	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2007	318,211	83.1%	2,892	12.36	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Michaels, Ross Dress for Less
273	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.0%	4,768	11.84	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart	Ross Dress for Less, Target
274	University Commons	Greenville	NC	Greenville, NC	2014	233,153	96.8%	2,916	12.92	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
275	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,686	8.81	—	Academy Sports + Outdoors, Annas Linen's, Harbor Freight Tools, Ollie's Bargain Outlet
276	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.5%	830	3.36	Walmart Supercenter	Dollar Tree
277	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	33.8%	174	4.91	Ingles	—
278	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.2%	1,245	14.07	—	Person County Health & Human Services
279	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	97.1%	3,647	10.75	Food Lion	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
280	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	70.3%	595	10.62	Food Lion	Family Dollar
281	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	97.8%	1,919	5.77	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
282	Anson Station	Wadesboro	NC	—	1988	132,353	63.9%	548	6.48	Food Lion	Peebles, Tractor Supply Co.
283	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	75.5%	1,548	14.78	—	OfficeMax, PetSmart	Target
284	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	97.9%	3,264	14.17	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
285	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,072	13.17	Harris Teeter (Kroger)	Rugged Wearhouse
286	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	90.8%	2,734	11.17	Super Compare Foods	Big Lots, Citi Trends, Office Depot
287	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax
288	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	96.2%	1,912	21.33	Hannaford Bros. (Delhaize)	Walmart
289	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,989	11.13	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
290	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	2015	131,248	100.0%	2,120	17.61	—	JC Penney, Jordan's Warehouse, NAMCO, Petco	The Home Depot
291	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	29.4%	200	16.68	—	Jo-Ann Fabric & Craft Stores
292	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	146,811	90.6%	1,094	8.22	DeMoulas Supermarkets	T.J.Maxx
293	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	89.1%	1,674	7.63	Pathmark (A&P)	Kmart
294	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	296,109	95.5%	4,063	21.35	ShopRite	Burlington Stores, Ross Dress For Less
295	A&P Fresh Market	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	A&P Fresh	—
296	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2015	250,515	95.0%	2,023	8.50	—	Kmart, LA Fitness, Staples
297	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton, NJ	2015	148,919	98.0%	1,062	7.28	—	Kmart
298	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	90.6%	1,465	30.41	Super Stop & Shop (Ahold)	—
299	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	202,210	100.0%	3,061	15.14	ShopRite	—
300	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	333,153	96.9%	5,172	16.02	—	Burlington Stores, DSW, HomeGoods, T.J.Maxx
301	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,466	99.0%	3,723	19.05	ShopRite	—
302	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	242,991	88.1%	3,730	17.42	Bhavani Food Market	Marshalls, Pep Boys, Robert Wood Johnson Fitness
303	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	95.3%	2,816	18.51	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls
304	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,355	89.3%	1,465	11.60	ShopRite*	JC Penney, Peebles, PetSmart
305	Ocean Heights Shopping Center	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,243	18.26	ShopRite	Staples
306	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.09	ShopRite	—
307	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,299	15.88	A&P*	Dollar Tree, WOW! Fitness
308	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,623	93.5%	3,260	16.10	Walmart Supercenter*	Marshalls, Ross Dress for Less
309	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,751	82.3%	702	15.04	—	CVS, Dollar Tree
310	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	413	11.54	Whole Foods Market	Walgreens
311	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
312	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2015	275,011	100.0%	3,032	11.03	—	Babies"R"Us, Burlington Stores, Stein Mart, T.J.Maxx
313	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,732	19.60	Smith's (Kroger)	T.J.Maxx

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

314	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	74.9%	1,255	11.61	—	Savers
315	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,472	27.55	—	Minado, Stew Leonard's Wines, T.J.Maxx
316	Kmart Plaza	Dewitt	NY	Syracuse, NY	2015	115,500	65.4%	981	13.00	—	Dick's Sporting Goods, OfficeMax
317	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	90.5%	1,274	20.86	A&P Fresh	—
318	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	98.1%	1,056	12.75	Waldbaum's (A&P)	—	Kohl's
319	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.7%	1,799	24.78	King Kullen	Ace Hardware
320	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	88.9%	2,571	14.93	—	Burlington Stores, K&G Men's Center
321	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.9%	1,642	9.74	Wegmans	Tractor Supply Co.
322	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	95.0%	1,288	14.58	Wegmans*	A.C. Moore, T.J.Maxx
323	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	98.1%	6,019	32.75	H-Mart, Mrs. Green's Natural Market	Christmas Tree Shops, T.J.Maxx
324	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,071	8.18	Wegmans	Walmart
325	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	100.0%	1,730	8.45	—	Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, T.J.Maxx, True Value
326	Kings Park Shopping Center	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	97.5%	1,434	20.44	Key Food Marketplace	T.J.Maxx
327	Village Square	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	563	33.12	Trader Joe's	—
328	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	91.5%	1,099	19.65	—	Advance Auto Parts, OfficeMax
329	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	65.9%	663	4.35	—	Big Lots, Kmart
330	A & P Mamaroneck	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	100.0%	177	7.09	A&P	—
331	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	91.2%	2,710	13.31	Super Stop & Shop (Ahold)	Planet Fitness, Savers
332	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	87.0%	1,840	10.42	—	Ashley Furniture, Big Lots, Hobby Lobby
333	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,867	15.31	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
334	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,537	93.7%	5,921	25.02	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco
335	North Ridge Plaza	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	35,691	82.7%	1,056	35.80	—	Harmon Discount
336	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	98.8%	2,468	20.31	—	Dollar Tree, HomeGoods
337	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.69	North Shore Farms	—
338	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,767	17.82	Best Yet Market	CVS, T.J.Maxx
339	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,126	25.52	—	HomeGoods, Rite Aid
340	Mohawk Acres	Rome	NY	Utica-Rome, NY	2005	156,680	90.6%	1,488	10.48	Price Chopper	—
341	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	97.8%	2,862	16.67	ShopRite	Blink Fitness (Equinox), Bob's Stores, Rite Aid
342	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	95.8%	1,668	10.83	—	Olum's Furniture & Appliances, Staples
343	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,069	10.10	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target
344	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,392	15.07	—	HomeGoods, Michaels, Old Navy
345	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,603	15.80	Sam's Club*, Walmart Supercenter*	Barnes & Noble, Dick's Sporting Goods, Lowes Cinemas, T.J.Maxx
346	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	100.0%	690	10.03	Hannaford Bros. (Delhaize)	Pier 1 Imports
347	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.9%	1,867	21.33	Pathmark (A&P)	—
348	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,844	13.83	Giant Eagle	—	The Home Depot
349	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	89.1%	1,438	10.28	Giant Eagle, Marc's	—
350	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	225,244	86.2%	2,058	11.04	Kroger	—
351	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	169,370	96.0%	1,436	9.02	Kroger	Salvation Army
352	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2015	244,208	99.5%	3,368	13.86	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Stein Mart, T.J.Maxx
353	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	314,754	100.0%	3,742	12.22	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
354	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,098	9.53	Kroger	—
355	Crown Point	Columbus	OH	Columbus, OH	1998	144,923	95.9%	1,356	9.97	Kroger	Planet Fitness
356	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,102	10.72	Kroger	—
357	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	165	9.22	Kroger*	—
358	South Towne Centre	Dayton	OH	Dayton, OH	2013	331,838	97.7%	4,086	13.53	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Value City Furniture
359	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	87.2%	719	5.70	—	Harbor Freight Tools	Walmart
360	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	232,252	86.0%	2,071	10.37	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
361	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	695,719	94.5%	6,414	9.77	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls
362	Tops Plaza	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,034	15.04	—	—
363	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria, OH	2002	60,830	98.0%	880	14.76	—	Pat Catan's Craft Centers
364	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	173,242	94.7%	2,023	25.36	Kroger	Marshalls
365	Market Place	Piqua	OH	Dayton, OH	2012	182,824	93.0%	674	7.02	Kroger	Roses

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

366	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	79.5%	1,104	9.64	—	Ashley Furniture, Michaels
367	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	682	7.62	Giant Eagle	—	Lowe's
368	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	318,174	68.7%	1,367	6.26	Kroger	Big Lots
369	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	84.6%	1,499	6.10	Kroger	Big Lots, Planet Fitness, Shopper's World
370	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	108,166	94.1%	1,585	15.58	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
371	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	246	16.16	Kroger*	—	The Home Depot
372	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,765	9.45	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
373	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	97.8%	2,455	17.87	Giant Food (Ahold)	—
374	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	96.4%	2,209	8.22	Weis Markets	Dunham's Sports, Petco, Toys"R"Us
375	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	687	9.77	Redner's Warehouse Market	—
376	Bethel Park	Bethel Park	PA	Pittsburgh, PA	2004	218,714	95.7%	1,614	8.51	Giant Eagle	Walmart
377	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,813	9.79	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
378	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	99.1%	3,352	11.16	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Staples, Wells Fargo
379	Boyertown Shopping Center	Boyertown	PA	Reading, PA	2015	83,229	97.1%	755	9.35	—	Advance Auto Parts, Big Lots, CVS, Tractor Supply
380	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	283,153	93.8%	2,328	8.98	Walmart Supercenter	Ollie's Bargain Outlet
381	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	82.4%	451	11.89	—	—
382	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,331	17.00	Giant Food (Ahold)	—
383	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	49.9%	780	14.12	—	Pep Boys, Rascal Fitness
384	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,373	20.35	Giant Food (Ahold)	Wine & Spirits Shoppe
385	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,007	9.58	—	Chuck E. Cheese's, Mealey's Furniture
386	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	302,929	100.0%	3,122	15.68	—	Dick's Sporting Goods, hhgregg, PetSmart, T.J.Maxx, The Home Depot
387	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	100.0%	1,944	12.93	Giant Food (Ahold)	Tractor Supply Co.
388	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,333	14.02	—	Kohl's, Marshalls, Regal Cinemas
389	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	79,252	88.1%	1,064	15.24	—	Dollar Tree, Ross Dress for Less
390	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,748	91.7%	684	8.70	Weis Markets	—
391	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	182	13.36	—	SGS Paper
392	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	92.1%	1,784	9.02	Giant Food (Ahold)	The Dept. of Health
393	New Garden Shopping Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	145,170	91.5%	909	7.00	—	Big Lots, Ollie's Bargain Outlet
394	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,265	11.94	Giant Food (Ahold)	Majik Rent-To-Own
395	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	82.7%	505	20.48	—	—
396	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	75.1%	817	20.30	Weis Markets*	Premier Urgent Care
397	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	457	7.29	Grocery Outlet	Family Dollar
398	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	92.8%	4,029	24.50	McCaffrey's	Pier 1 Imports
399	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	86.0%	641	9.95	Redner's Warehouse Market	—
400	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	96.1%	2,228	21.60	SuperFresh (A&P)	—
401	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,890	99.5%	7,634	31.63	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
402	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	99.3%	1,334	7.60	Redner's Warehouse Market	French Creek Outfitters, Staples
403	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	33,813	95.8%	987	30.45	—	Clear Wireless, Medical Rehabilitation Centers of Pennsylvania
404	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,435	10.55	ALDI	Planet Fitness, VF Outlet
405	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	405	9.71	Pathmark (A&P)*	EZ Bargains, Rent-A-Center, Super Dollar City
406	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,409	15.59	ShopRite	A.C. Moore, PetSmart, Ross Dress for Less
407	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	94.1%	661	11.08	Musser's Markets	Hallmark	Kmart
408	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	100.0%	3,456	10.96	Redner's Warehouse Market	Mealey's Furniture, Ross Dress for Less, Sports Authority
409	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,149	30.50	Walmart Supercenter	—
410	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	99.1%	1,532	10.44	Super Stop & Shop (Ahold)	Marshalls, Ocean State Job Lot
411	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	162,548	92.1%	2,022	13.51	Kroger	Stein Mart
412	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	87.8%	1,182	15.01	BI-LO	—
413	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,213	100.0%	813	12.47	BI-LO	—
414	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2004	171,224	96.7%	1,216	7.35	Food Lion	Burkes Outlet, Dollar Tree, Gold's Gym
415	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2015	325,347	76.0%	1,995	8.18	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
416	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	79.0%	437	9.18	BI-LO	—
417	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	96.7%	1,777	14.03	—	Ross Dress for Less, T.J.Maxx	Target
418	Hillcrest	Spartanburg	SC	Spartanburg, SC	2012	357,051	86.3%	3,259	11.16	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

419	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	85.0%	1,371	11.17	Kroger	Citi Trends
420	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	98.2%	1,467	8.28	—	Dunham's Sports, Kmart
421	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.8%	564	11.03	Food Lion	—
422	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	265,027	98.9%	2,422	9.32	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
423	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	329,242	90.6%	2,737	9.18	—	Grace Church Nashville, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
424	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	92.9%	889	13.64	Publix	—
425	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	96.8%	1,579	11.93	—	Belk, Burkes Outlet, JC Penney, Kmart
426	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	275,610	84.2%	2,432	10.89	Publix	Bed Bath & Beyond, Goody’s, PetSmart, Ross Dress for Less
427	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	96.8%	1,805	7.33	Walmart Supercenter	Goody's	Lowe's
428	Kingston Overlook	Knoxville	TN	Knoxville, TN	2015	122,536	100.0%	1,186	9.94	—	Babies"R"Us, Michaels, Sears Outlet
429	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	79.9%	301	8.72	Food Lion	—
430	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	658,178	86.6%	6,957	12.44	—	Academy Sports + Outdoors, Best Buy, Big Lots, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
431	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	104,117	87.0%	978	10.80	Kroger	Aaron's
432	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,032	11.89	Kroger	—	Walgreens
433	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,232	6.87	Walmart Supercenter	Dollar Tree
434	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,207	6.05	Walmart Supercenter	Goody's
435	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	82.2%	273	8.12	—	Bealls (Stage Stores), Family Dollar
436	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2015	324,463	98.4%	3,331	10.43	WinCo Foods	Hemispheres, Ross Dress for Less	Hobby Lobby
437	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2015	168,112	96.4%	1,287	7.94	—	Big Lots, Dollar Tree, Harbor Freight Tools	Fry's Electronics
438	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	84.3%	854	10.57	—	24 Hour Fitness
439	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	89.4%	546	11.97	H-E-B	—
440	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	600	8.52	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
441	Brenham Four Corners	Brenham	TX	Brenham, TX	1997	114,571	100.0%	947	—	H-E-B	—
442	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	321	6.33	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
443	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	951	15.52	Walmart Neighborhood Market	Tops Printing
444	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	820	8.52	Kroger	Walgreens
445	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	88.6%	2,293	15.02	—	OfficeMax, Spec's Liquors	Kohl's
446	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	119,000	100.0%	1,262	23.83	Kroger	CVS
447	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.2%	606	9.42	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
448	Five Points	Corpus Christi	TX	Corpus Christi, TX	2014	276,593	85.0%	2,883	12.49	—	Bealls (Stage Stores), Burkes Outlet, Hobby Lobby, Party City, Ross Dress for Less
449	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.6%	481	7.69	Minyard Food Stores	Family Dollar
450	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	79.8%	519	9.43	Save-A-Lot (Supervalu)	Family Dollar
451	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	421	9.26	—	Big Lots, O'Reilly Auto Parts
452	Webb Royal	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1992	108,545	93.3%	833	9.62	El Rio Grande Latin Market	Family Dollar
453	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	88.6%	4,102	10.57	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
454	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	95.4%	952	8.23	Food Town	Burkes Outlet, Walgreens
455	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	707	9.86	Albertsons	—
456	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2013	780,595	96.8%	13,777	18.63	SuperTarget*	Best Buy, Big Lots, DSW, GattiTown, Marshalls, Old Navy, Ross Dress for Less, Sheplers, Stein Mart, T.J.Maxx
457	Forest Hills	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	368	5.29	Foodland Markets	Family Dollar, Hi Style Fashion
458	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,850	11.18	Tom Thumb (Safeway)	Stein Mart
459	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,720	18.85	Tom Thumb (Safeway)	DSW
460	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	98.6%	962	10.93	Truong Nguyen Grocer	—
461	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	96.1%	307	7.37	Save-A-Lot	Dollar Tree, Rent-A-Center
462	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	91.4%	947	10.43	Kroger	—
463	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	100.0%	762	10.64	Kroger	—
464	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	943	27.86	Kroger	—
465	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	101,002	100.0%	1,919	19.00	—	CVS, Imagination Toys, I W Marks Jewelers
466	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	640	16.40	—	Walgreens
467	Braes Oaks	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	89.1%	394	9.82	H-E-B	—
468	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	95.6%	540	6.18	Food Town	—
469	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,942	100.0%	743	10.33	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
470	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	90.0%	1,358	15.77	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

471	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	98.6%	1,927	9.39	Kroger	Big Lots, Stein Mart
472	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	96.5%	772	10.34	Foodarama	—
473	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	75.1%	455	9.42	H-E-B	—
474	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	81.0%	1,089	12.32	—	24 Hour Fitness, Hancock Fabrics
475	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	155,503	98.6%	1,230	8.14	—	Big Lots, Hobby Lobby
476	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	94,871	98.6%	760	8.13	Foodarama	Burke's Outlet
477	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	244,563	97.9%	3,160	13.20	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
478	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	296	7.35	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
479	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.9%	2,623	12.30	Sellers Bros.	Conn's, Office Depot
480	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1990	190,622	99.9%	2,185	11.62	—	99 Cents Only, CVS, Fallas Paredes
481	Northwood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	96.0%	1,339	10.37	Food City	—
482	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	100.0%	1,957	11.05	—	24 Hour Fitness, FAMSA, Floor & Décor
483	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	863	12.92	—	Family Dollar, Houston Community College
484	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	95.5%	2,971	21.42	H-E-B	—
485	Tanglewilde	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,094	13.36	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
486	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	93.8%	2,093	9.20	Fiesta Mart	Marshalls
487	Crossing at Fry Road	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,351	9.99	Kroger	Hobby Lobby, Palais Royal, Stein Mart
488	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	303	5.70	—	AutoZone, Bealls (Stage Stores), Family Dollar
489	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	73.7%	673	7.05	Super 1 Foods	—
490	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,740	12.00	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
491	Crossroads Center	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	95.4%	1,491	12.52	Kroger	Sears Hardware
492	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	87.4%	2,034	11.96	Kroger	Burkes Outlet
493	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	82.4%	1,032	8.01	Kroger	—
494	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	71.0%	2,672	23.46	Central Market (H-E-B)	—
495	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,039	89.4%	5,465	25.57	Minyard Sun Fresh Market	—
496	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	88.9%	840	13.84	H-E-B	Bealls (Stage Stores)	Kmart
497	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	98.8%	835	10.49	Food Town	Family Dollar, Unleashed (Petco)
498	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,203	10.44	Randalls (Safeway)	Palais Royal
499	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	98.5%	1,990	9.09	Kroger	BP Engineering Facility
500	Windvale	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	90.0%	965	10.61	Randalls (Safeway)	—
501	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	96.9%	703	15.13	—	Hastings, Walgreens
502	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	98.8%	2,451	14.00	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
503	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	94.2%	1,066	8.52	Food Lion	Mountain Run Bowling, Tractor Supply Co.
504	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	95.6%	1,591	12.81	Martin's Food (Ahold)	Gold's Gym	Kohl's
505	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	100.0%	870	15.83	—	Destination XL, Once Upon a Child, Tuesday Morning
506	Tuckernuck Square	Richmond	VA	Richmond, VA	1994	86,010	90.9%	997	12.76	—	Chuck E. Cheese's
507	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	91.4%	938	12.40	Kroger	Hamrick's
508	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	94.6%	1,294	8.23	—	Kohl's, PetSmart
509	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	84	9.00	—	—
510	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	98.8%	1,178	7.31	Kroger	Big Lots, Goodwill
511	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	89.5%	2,472	18.57	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
512	Ridgeview Centre	Wise	VA	—	2015	190,242	56.1%	814	7.63	—	Grand Home Furnishings, Ollie's Bargain Outlet	Belk
513	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	97.7%	1,864	8.61	Price Chopper	T.J.Maxx, Walmart
514	Fitchburg Ridge Shopping Ctr	Fitchburg	WI	Madison, WI	2003	50,555	87.6%	508	11.51	—	Wisconsin Dialysis
515	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	86.8%	1,242	7.57	—	T.J.Maxx
516	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2015	219,541	94.5%	3,081	14.85	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
517	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	95.0%	876	9.37	Pick 'n Save (Roundy's)	—	Walmart
518	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,630	97.9%	1,454	7.29	—	Hobby Lobby, Kohl's	ShopKo
519	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.4%	1,261	7.35	Kroger	Big Lots
520	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	717	10.48	—	Office Depot, T.J.Maxx

	TOTAL PORTFOLIO					86,547,975	92.4%	$919,518	$12.19

(1) * Indicates grocer is not owned.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 47

GUIDANCE

Supplemental Disclosure Three Months Ended March 31, 2015

GUIDANCE & ADDITIONAL DISCLOSURES

GUIDANCE:
	2015E
FFO per common share - diluted	$1.94 - $2.00
Same property NOI	3.0 - 3.7%
Percent leased (at year-end)	93.0 - 93.5%
New and renewal rent growth (cash)	12.0 - 17.0%
Total leasing related capital expenditures	$155 - $175M
Anchor space repositioning and redevelopment related spending	$85 - $100M
General and administrative expenses (1)	$89 - $91M
Interest expense	$256 - $265M
Straight-line rent and above- and below-market rent amortization, net	$59 - $64M

ADDITIONAL DISCLOSURES - as of 3/31/15 (dollars in millions)
Estimated market value of expansion land and outparcels available	$55

ABR from leases signed but not yet commenced	$28

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	53	1,328,303	$14,996,703	$11.29
< 10,000 SF	198	641,692	12,750,692	19.87
TOTAL	251	1,969,995	$27,747,395	$14.09

(1) Includes non-cash, non-recurring charge related to compensation programs prior to the Company's IPO.

Supplemental Disclosure - Three Months Ended March 31, 2015	Page 49